UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

SUN CAPITAL ADVISERS TRUST

(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
(Address of principal executive offices) (Zip code)

James M.A. Anderson

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 237-6030

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST®

Annual Report December 31, 2006

Sun Capital® All Cap Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Real Estate Fund®

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM FI Large Cap Growth Fund

SCSM Blue Chip Mid Cap Fund

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

MANAGEMENT’S DISCUSSION & ANALYSIS

ALL CAP FUND

Throughout 2006, the Fund continued to be weighted towards economically sensitive stocks, a strategy we have kept in place since 2003. We have maintained a bias towards large capitalization stocks, ending the quarter with a roughly 76% weighting in large caps, 14% in mid caps, and 10% in small caps. During the fourth quarter the large cap weighting decreased approximately 700 basis points while the mid cap and small cap weightings increased by 600 basis points and 100 basis points, respectively. The weighting changes between large, mid, and small cap holdings was due to better valuation opportunities found in the mid cap and small cap sectors.

During the fourth quarter, we continued to manage the portfolio to take advantage of opportunities in various sectors. Weightings increased in Industrials and Technology, and decreased in Consumer Staples, Healthcare, and Telecommunications. The Fund ended the year with an overweight in Technology, Industrials, Materials, and Health Care and an underweight in Consumer Discretion, Consumer Staples, Energy, Financials, Telecommunications and Utilities.

Overall, the All Cap Fund has maintained a diversified portfolio roughly aligned with S&P 500 Index sector weightings. Specifically, valuation metrics as of December 31 show the portfolio trading at 1.63 times sales vs. 2.00 times for the S&P 500 index, a price to book of 1.8 vs. 2.8, and a price to cash flow of 12.3 vs. 11.3, respectively. The portfolio’s dividend yield was 1.7% versus 1.7% for the S&P 500 Index, and debt to capitalization ratio was 35% vs. 32% for the S&P 500 Index.

ALL CAP FUND

TOP TEN EQUITY HOLDINGS At December 31, 2006	INDUSTRY WEIGHTINGS At December 31, 2006

% of Net Assets
General Electric Co.	4.2%
MRV Communications, Inc.	3.7
Ciena Corp.	3.2
Verizon Communications, Inc.	3.0
Exxon Mobil Corp.	2.9
Redback Networks, Inc.	2.7
Finisar Corp.	2.6
Omnicare, Inc.	2.4
Citigroup, Inc.	2.3
JPMorgan Chase & Co.	2.1

% of Net Assets
Communications Equipment	13.5%
Oil, Gas & Consumable Fuels	7.3
Diversified Financial Services	6.4
Pharmaceuticals	6.1
Industrial Conglomerates	5.8
Software	4.2
Health Care Provider & Services	4.1
Media	4.1
Insurance	3.8
Aerospace & Defense	3.7
Computer & Peripherals	3.7
Commercial Banks	3.2
Diversified Telecommunication Services	3.0
Beverages	2.7
Capital Markets	2.6
Leisure Equipment & Products	2.2
Electric Utilities	1.7
Hotels Restaurants & Leisure	1.5
Consumer Finance	1.3
Food & Staples Retailing	1.3
Tobacco	1.2
Short Term Investments	1.1
Chemicals	1.0
Health Care Equipment & Supplies	1.0
Health Care Technology	1.0
Household Products	1.0
Biotechnology	0.9
Electrical Equipment	0.9
Internet Software & Services	0.9
Metals & Mining	0.9
Multiline Retail	0.9
REITS	0.9
Semiconductors & Semiconductor Equipment	0.9
Specialty Retail	0.9
Thrift & Mortgage Finance	0.9
Air Freight & Logistics	0.8
Multi-Utilities	0.8
Paper & Forest Products	0.8
Machinery	0.5
Personal Products	0.4
Other assets less liabilities	0.1

100.0%

ALL CAP FUND

Comparison of Change in Value of a $10,000 Investment in the All Cap Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the All Cap Fund – Service Class and the S&P 500 Index

ALL CAP FUND

Total Returns for Periods Ended December 31, 2006**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
All Cap Fund	20.07%	12.80%	N/A	11.44%
S&P 500 Index*	15.79%	10.45%	N/A	8.02%
Service Class Shares
All Cap Fund	19.78%	N/A	N/A	10.64%
S&P 500 Index*	15.79%	N/A	N/A	10.06%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor’s 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the All Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to December 31, 2006. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2006.

MANAGEMENT’S DISCUSSION & ANALYSIS

INVESTMENT GRADE BOND FUND

Performance for 2006 was positively impacted by an overweight to the credit sector, particularly below investment grade and BBB rated securities as market participants embraced higher yielding instruments. The Fund’s duration, which was generally short that of the Index, positively affected results.

Mortgage-backed securities (MBS) comprised 33.9% of the portfolio at December 31, 2006, while 41.3% of fund assets were allocated to the credit sector. The portfolio retained 8.4% commercial mortgages-backed securities (CMBS), 6.2% US Treasuries, almost 4.4% US Agencies and 1.3% asset-backed securities (ABS).

After 17 straight 25 basis point (bp) increases which raised the overnight lending rate from 1%, the Federal Reserve left the overnight lending rate unchanged at the last four meetings of the Federal Open Market Committee (FOMC) in 2006. During 2006, the Fed Funds rate increased from 4.50%, to its current 5.25%. During 2006, the 10-year US Treasury increased by 34bp to 4.70%, while the 2-year jumped by 48bp to 4.81%. A Treasury curve inversion persisted at year-end 2006 as the Federal Funds rate was 55bp higher than the 10-year US Treasury.

With 3rd quarter GDP being reported as 2%, the economy has slowed from its Q1 2006 and Q2 2006 growth rates of 5.6% and 2.6%, respectively. The slowdown in the housing sector, and to a lesser extent manufacturing, especially autos, were the primary drivers behind the anemic Q3 2006 growth figure. Despite the housing slowdown, to date, other sectors of the economy have not been as affected as once feared, specifically the consumer. With the employment picture remaining solid and energy prices having receded from their highs, data related to consumer spending has remained acceptable, dispelling the notion that declining home prices would remove a feeling of wealth and subsequently the penchant to spend. In addition, recent consumer confidence readings have also surprised on the upside, perhaps as a result of the recent strong performance of the equity markets.

While inflation levels remain elevated according to the Fed, expectations are for a “moderation over time”. The housing market is, according to a Fed release, undergoing a “substantial cooling”. However, spillover affects from housing have not been felt in other areas of the economy as the consumer remains vibrant according to recent measures. The manufacturing sector has also slowed from a relatively vibrant pace but appears to be on solid footing. In addition, manufacturing is continuing to become less relevant to the services-led economy on the United States. The Fed believes that the economy is “likely to expand at a moderate pace”.

Spread sectors continue to offer upside opportunity when compared to US Treasuries. The credit sector benefits from very strong supply/demand technicals, including heavy foreign buying. At the end of 1995, insurance companies held approximately 34% of the outstanding corporate securities while foreign buyers owned about 16%. Currently, insurance companies own about 25%, while foreign entities report owning 28%. Notwithstanding a weaker US Dollar, it is not expected that foreign buyers curtail their buying of US corporate credit. While shareholding enhancing activities remain a concern, especially LBOs, many new corporate bonds contain provisions that allow the bondholder the right to sell or “put” the bond back to the issuer at par or higher should an LBO occur. Away from LBOs, company credit fundamentals appear very solid after years of repair. Some minor deterioration is to be expected. Defaults, which may move up from historically low levels should continue to remain well below long term norms. MBS and CMBS securities retain attractive risk adjusted valuations and will continue to be a focus. Portfolio duration, given our interest rate outlook, will remain matched to slightly long the benchmark duration.

INVESTMENT GRADE BOND FUND

TOP TEN BOND ISSUERS At December 31, 2006	PORTFOLIO COMPOSITION At December 31, 2006

% of Net Assets
Federal National Mortgage Association	25.6%
Federal Home Loan Mortgage	11.2
U.S. Treasury Notes	6.4
Government National Mortgage Association	2.2
Commercial Net Lease Realty	2.1
Ford Motor Credit Co.	1.8
GMAC Commercial Mortgage Securities, Inc.	1.8
Allegheny Energy Supply Co. LLC	1.5
Capital One Capital III	1.5
Peco Energy Transition Trust	1.4

% of Net Assets
U.S. Government Agency Obligations	45.7%
Corporate Debt Obligations	42.5
Commercial Mortgage Backed Securities	8.7
Short Term Investments	4.5
Asset Backed Securities	1.4
Liabilities in excess of other assets	(2.8)

100.0%

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Initial Class and the Lehman Brothers Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Service Class and the Lehman Brothers Aggregate Bond Index

INVESTMENT GRADE BOND FUND

Total Returns for Periods Ended December 31, 2006**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Investment Grade Bond Fund	5.39%	4.57%	5.70%	5.54%
Lehman Brothers Aggregate Bond Index*	4.33%	3.70%	5.06%	5.47%
Service Class Shares
Investment Grade Bond Fund	5.13%	N/A	N/A	4.07%
Lehman Brothers Aggregate Bond Index*	4.33%	N/A	N/A	3.52%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Credit Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2006. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2006.

MANAGEMENT’S DISCUSSION & ANALYSIS

MONEY MARKET FUND

At December 31, 2006, the Fund had net assets of $121.4 million, compared to $110.9 million a year earlier. The Fund had a seven-day yield of 4.75% and an average maturity of 40 days. The portfolio was primarily invested in highly rated commercial paper.

The Federal Open Market Committee (FOMC) of the Federal Reserve Board started the year with the Federal Funds rate at 4.25%. The Fed increased rates at its first four meetings by 25 basis points at each meeting before pausing in June at 5.25%, where it ended the year.

The minutes of the FOMC December 12th meeting were released on January 3rd of 2007. The minutes indicated that the Governors believe the biggest risk to the economy continues to be the current elevated level of inflation. However, the lower energy costs, effects of prior interest rate increases and a cooling housing market will continue to impede further inflationary pressures. Policy change will be dependent on the strength of economic growth versus inflation in the upcoming months.

Three-month Treasury bills started the year at the low of 4.08%. Rates began to increase with the four consecutive rate hikes and Treasury bills reached their high on July 25, 2006 at 5.13% and ended the year at 5.01%. The spread on 90-day commercial paper over Treasury bills fluctuated between 16 and 57 basis points during the year.

With the FOMC most likely on hold for at least the first quarter of 2007, it is our current strategy to maintain an average maturity that reflects a neutral Fed. We will continue to invest in a diversified portfolio of high quality instruments.

TOP TEN ISSUERS At December 31, 2006	PORTFOLIO COMPOSITION At December 31, 2006

% of Net Assets
FCAR Owner Trust	4.2%
Canada (Govt of)	4.1
Merrill Lynch & Co., Inc.	4.1
Societe Generale North America	4.1
International Business Machines Corp. (IBM)	4.1
Province of British Columbia	4.1
AT&T, Inc.	4.0
Barclays U.S. Funding	4.0
Harley Davidson	4.0
Morgan Stanley Dean Witter	4.0

% of Net Assets
Commercial Paper	97.6%
Mutual Funds	2.3
Other assets less liabilities	0.1

100.0%

MONEY MARKET FUND

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Initial Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Service Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

MONEY MARKET FUND

Total Returns for Periods Ended December 31, 2006**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Money Market Fund	4.59%	2.68%	1.94%	2.98%
Merrill Lynch 3-month U.S. Treasury Bill Index*	4.82%	3.06%	2.42%	3.44%
Service Class Shares
Money Market Fund	4.33%	N/A	N/A	3.71%
Merrill Lynch 3-month U.S. Treasury Bill Index*	4.82%	N/A	N/A	4.23%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2006. Service Class Shares for the period from April 25, 2005 (commencement of operations) to December 31, 2006.

MANAGEMENT’S DISCUSSION & ANALYSIS

REAL ESTATE FUND

The best performing stocks in the portfolio during the last twelve months were SL Green Reality Corp., Medical Properties Trust, Inc., Equity Office Properties Trust, AvalonBay Communities, Inc., and Vornado Realty Trust. The worst performing stocks during the last twelve months were Pennsylvania Real Estate Investment, New York Community Bancorp, Inc., Alexandria Real Estate Equities, Inc., CapitalSource, Inc. and Eastgroup Properties, Inc.

For the last twelve months, the MSCI US REIT Index was up 35.92%, outperforming the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index which were up 19.03%, 15.79%, and 10.38%, respectively.

Real estate fundamentals are very good at the moment, and there is no indication that fundamentals will take a turn for the worse. Therefore, with earnings at or near their peak for many of the REIT property types, it seems odd that valuation multiples are also at peak levels. In other words, after outperforming every major market index each year for the past seven years, and with fundamentals as good as they have ever been, investors are expecting the good times continue. If that were not the case, valuation multiples would be below average, indicating that earnings were decelerating, or even going down.

The nature of real estate ownership dictates that fundamentals rarely break down overnight due to the presence of leases. Therefore, dedicated real estate investors have the luxury (or burden) of being able to monitor trends like job growth, interest rates, and development starts, that often can signal a reversal of fortunes. For the time being all indications are that nothing is changing, other than some scattered reports of new developments appearing on the drawing board. The large amount of acquisitions and go-private transactions in the REIT universe in 2006 eliminated a number of viable investment alternatives in the lodging, apartment, retail, and office sectors, but also created opportunities for some not widely held U.S. REITs and international REITs to expand their equity market capitalizations. If the strong performance in fourth quarter of 2006 was any indication, health care REITs could be one of the property types that is gaining investor acceptance. The Fund is currently meaningfully underweight residential, and has built a large weighting in health care REITs, which are within the specialty property type of the benchmark.

The average dividend yield for the MSCI U.S. REIT Index was 3.6% at the end of the 4th quarter 2006. The Fund finished the quarter with an average dividend yield of 3.9%. The average equity market capitalization for the Fund was $8.34 billion, compared to $3.65 billion for the MSCI U.S.REIT Index.

TOP TEN REIT HOLDINGS At December 31, 2006	SECTOR WEIGHTINGS At December 31, 2006

% of Net Assets
Simon Property Group, Inc.	4.6%
Ventas, Inc.	4.6
SL Green Reality Corp.	4.4
Macerich Co.	4.2
Medical Properties Trust, Inc.	4.0
Equity Office Properties Trust	4.0
Archstone-Smith Trust	4.0
BRE Properties, Inc.	3.8
Highwoods Properties, Inc.	3.5
Alexandria Real Estate Equities, Inc.	3.5

% of Net Assets
Office	15.5%
Regional Malls	14.0
Apartments	13.2
Health Care Equipment & Services	10.6
Diversified	10.2
Shopping Centers	9.3
Hotel & Restaurants	6.8
Warehouse & Industrial	5.8
Banks	3.2
Financial Services	3.0
Storage	2.8
Short-Term Investments	2.7
Mortgage	2.7
Other assets less liabilities	0.2

100.0%

REAL ESTATE FUND

Comparison of Change in Value of a $10,000 Investment in the Real Estate Fund – Initial Class and the MSCI U. S. REIT Index

Comparison of Change in Value of a $10,000 Investment in the Real Estate Fund –Service Class and the MSCI U. S. REIT Index

REAL ESTATE FUND

Total Returns for Periods Ended December 31, 2006**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Real Estate Fund	38.96%	26.66%	23.51%	18.93%
MSCI US REIT Index*	35.92%	26.08%	23.22%	18.01%
Service Class Shares
Real Estate Fund	38.64%	N/A	N/A	25.45%
MSCI US REIT Index*	35.92%	N/A	N/A	25.06%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The MSCI U.S. REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2006. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2006.

MANAGEMENT’S DISCUSSION & ANALYSIS

DAVIS VENTURE VALUE FUND (subadvised by Davis Advisors)

During the twelve-month period ended December 31, 2006, the stock market, as measured by the Standard & Poor’s 500 Index, increased by 15.79%. U.S. economic activity, as measured by the gross domestic product (“GDP”), increased by 1.8% in the last calendar quarter of 2005 and between 2.2% and 5.6% over each of the first three calendar quarters of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4%, peaked in June at about 5.1%, and ended the year just below 4.6%.

Consumer discretionary companies were the most important contributors to the Fund’s performance over the twelve-month period. The Fund benefited from careful stock selection in this sector as the Fund’s consumer discretionary companies out-performed consumer discretionary companies included in the Index. Comcast and Harley-Davidson were among the top contributors to performance. Apollo Group (purchased in March 2006) and H&R Block were among the top detractors from performance.

Diversified financial and consumer staple companies also made important contributions to performance. Two diversified financial companies, JPMorgan Chase and American Express, and one consumer staples company, Altria, were among the top contributors to performance. One consumer staples company, Hershey Foods, was among the top detractors from performance.

The Fund’s largest investment was in insurance companies. While insurance companies made a positive contribution to performance, they under-performed the Index. Berkshire Hathaway and Loews were among the top contributors to performance. Progressive and Transatlantic Holdings were among the top detractors from performance.

The Fund’s investments in telecommunication service and energy companies also contributed to the Fund under-performing the Index over the twelve-month period. Telecommunication service companies were the strongest performing sector of the Index, but the telecommunication service companies owned by the Fund did not perform as well. While energy companies made positive contributions to the Fund’s performance, they also under-performed the Index. One energy company, ConocoPhillips, was among the top contributors to performance. One telecommunications company, Sprint Nextel (purchased in March 2006), and one energy company, EOG Resources, were among the top detractors from performance.

The Fund had approximately 6% of its assets invested in foreign companies at December 31, 2006. As a group, the foreign companies owned by the Fund out-performed the S&P 500 Index over the twelve-month period. Consistent with our low-turnover strategy, only two companies dropped out of the Fund’s top 13 holdings, Progressive and Golden West Financial. Progressive remains among the Fund’s top 20 holdings at year-end and Golden West Financial was acquired by Wachovia. Two new additions to the Fund’s top 13 holdings at year-end were Wachovia (which the Fund received when Wachovia acquired Golden West Financial) and Citigroup (which had already been a top 20 holding).

DAVIS VENTURE VALUE FUND

TOP TEN EQUITY HOLDINGS At December 31, 2006	INDUSTRY WEIGHTINGS At December 31, 2006

% of Net Assets
ConocoPhillips	4.6%
American Express Co	4.6
American International Group, Inc.	4.5
Altria Group, Inc	4.5
Tyco International, Ltd.	4.3
JPMorgan Chase & Co	4.2
Costco Wholesale Corp.	3.6
Comcast Corp. Class A Special	3.5
Berkshire Hathaway, Inc. Class A	3.4
HSBC Holdings PLC	2.7

% of Net Assets
Insurance	14.4%
Oil, Gas & Consumable Fuels	11.3
Commercial Banks	8.2
Diversified Financial Services	7.8
Media	7.2
Food & Staples Retailing	5.5
Consumer Finance	4.6
Tobacco	4.5
Industrial Conglomerates	4.3
Health Care Providers & Services	3.7
Capital Markets	2.5
Containers & Packaging	2.2
Software	2.2
Beverages	2.0
Automobiles	1.9
Wireless Telecommunication Services	1.6
Construction Materials	1.5
Commercial Services & Supplies	1.3
Computers & Peripherals	1.3
Diversified Consumer Services	1.3
IT Services	1.3
Internet & Catalog Retail	1.3
Specialty Retail	1.3
Household Products	1.1
Short Term Investments	1.1
Transportation Infrastructure	1.0
Energy Equipment & Services	0.8
Food Products	0.6
Air Freight & Logistics	0.5
Marine	0.4
Metals & Mining	0.4
Personal Products	0.4
Communications Equipment	0.2
Household Durables	0.2
Multiline Retail	0.2
Liabilities in excess of other assets	(0.1)

100.0%

DAVIS VENTURE VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Service Class and the S&P 500 Index

DAVIS VENTURE VALUE FUND

Total Returns for Periods Ended December 31, 2006**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Davis Venture Value Fund	14.77%	12.30%	9.13%	4.92%
S&P 500 Index*	15.79%	10.45%	6.19%	0.69%
Service Class Shares
Davis Venture Value Fund	N/A	N/A	N/A	9.66%
S&P 500 Index*	N/A	N/A	N/A	9.65%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor’s 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2006. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2006.

MANAGEMENT’S DISCUSSION & ANALYSIS

OPPENHEIMER MAIN STREET SMALL CAP FUND (subadvised by OppenheimerFunds, Inc.)

OppenheimerFunds began subadvising the Fund on January 9, 2006, since which time through December 31, 2006 the Fund produced lower returns than its benchmark, the Russell 2000 Index. We attribute the Fund’s performance primarily to its underweighted position in real estate investment trusts, which fared relatively well during the reporting period, and its comparatively heavy exposure to mid-cap stocks, which generally lagged other capitalization ranges in 2006.

Although our investment approach relies on the results of our multi-factor quantitative models, and not our subjective view of economic events, it is worth noting that economic conditions changed significantly during 2006. While the first half of the year was characterized by rising interest rates and robust economic growth, the July through December period saw stable short-term interest rates and the onset of an economic slowdown. In fact, after more than two years of steady increases that drove the overnight federal funds rate from 1% to 5.25% by the end of June 2006, the Federal Reserve Board refrained from further rate hikes during the remainder of the reporting period. The pause in the Fed’s tightening campaign apparently was a response to cooling housing markets, less robust employment gains and other signs that the U.S. economy is moving to a slower, more mature phase of its cycle. Yet, the rate of inflation has remained above the Fed’s stated “comfort zone,” despite a sharp decline in energy prices in the final four months of the year.

With their economic and inflation outlooks more uncertain, investors began to turn away from smaller, economically sensitive companies and toward larger, well-established businesses with track records of consistent earnings under a variety of economic conditions. From 2000 through 2005, micro-, small- and mid-cap stocks produced substantially higher returns, on average, than larger capitalization ranges as investors remained comfortable with the risks that smaller companies typically entail. In contrast, the largest U.S. companies, which comprise the “mega-cap” category, underperformed other capitalization ranges. This situation began to change in 2006, as mega-cap stocks pulled ahead of mid- and large-cap stocks, but continued to trail small- and micro-cap stocks for the year overall.

Within the small-cap market, value-oriented stocks produced returns that were significantly higher than those of growth-oriented shares. This was largely due to high mergers & acquisitions (M&A) and leverage buyout (LBO) activity, which caused a rise in prices for inexpensively valued companies across the board. Additionally, the cyclical nature of value companies benefited from the strong global economy.

The momentum factors considered by our quantitative stock selection models became less predictive of performance as market conditions evolved, and stocks that had done well over the first half of the year fared relatively poorly over the second half. For example, a number of industrial and energy companies had strong momentum characteristics after gaining value over the first half of 2006, but many of those companies lagged the averages during the second half as the U.S. economy slowed and commodity prices fell. Conversely, real estate investment trusts that had relatively weak momentum characteristics rallied strongly during the final six months of 2006. Our stock selection models also proved to be relatively ineffective in the consumer staples, technology and health care sectors. In addition, the Fund’s relative performance was hindered by its relatively heavy exposure to mid-cap stocks during a year in which mid-cap stocks produced below-average results.

These disappointments were offset to a significant degree by better performance in other areas, where valuation factors contributed to high rankings for a number of individual companies. For example, both valuation and momentum factors supported high rankings for stocks in the basic materials sector, leading to an overweighted position in one of the small-cap market’s better performing areas. Finally, seasonal factors considered by our “turn of the year” model helped the Fund participate more fully in a year-end rally among lower-quality stocks.

As of the end of the reporting period, our models prefer larger stocks within the small-cap market and as a result we have reduced the Fund’s exposure to micro-cap stocks. Our stock selection models have assigned relatively high rankings to companies in the basic materials and technology sectors, and generally lower rankings to stocks in the more fully valued utilities, heath care, energy and consumer staples areas.

OPPENHEIMER MAIN STREET SMALL CAP FUND

TOP TEN EQUITY HOLDINGS At December 31, 2006	INDUSTRY WEIGHTINGS (Continued) At December 31, 2006

% of Net Assets
Payless Shoesource, Inc.	0.4%
Greif, Inc.	0.4
Cleveland-Cliffs, Inc.	0.4
AK Steel Holding Corp.	0.4
AMERIGROUP Corp.	0.4
Oregon Steel Mills, Inc.	0.4
Hercules, Inc.	0.4
WR Grace & Co.	0.4
Chaparral Steel Co.	0.4
Interdigital Communications Corp.	0.4

INDUSTRY WEIGHTINGS

At December 31, 2006

% of Net Assets
Specialty Retail	5.8%
Commercial Services & Supplies	5.1
Semiconductors & Semiconductor Equipment	4.9
Software	4.8
Chemicals	4.0
Insurance	3.9
Machinery	3.7
REITS	3.6
Electronic Equipment & Instruments	3.5
Health Care Provider & Services	3.1
Metals & Mining	3.1
Communications Equipment	3.0
Internet Software & Services	3.0
IT Services	2.9
Oil, Gas & Consumable Fuels	2.8
Energy Equipment & Services	2.3
Hotels Restaurants & Leisure	2.3
Textiles, Apparel & Luxury Goods	1.9
Computers & Peripherals	1.8
Electrical Equipment	1.8
Thrift & Mortgage Finance	1.8
Diversified Consumer Services	1.7
Health Care Equipment & Supplies	1.7
Pharmaceuticals	1.6
Household Durables	1.5

% of Net Assets
Auto Components	1.4%
Media	1.4
Consumer Finance	1.2
Diversified Telecommunication Services	1.2
Aerospace & Defense	1.1
Life Sciences Tools & Services	1.1
Capital Markets	1.0
Commercial Banks	0.9
Construction & Engineering	0.9
Containers & Packaging	0.9
Air Freight & Logistics	0.8
Airlines	0.8
Food & Staples Retailing	0.8
Multiline Retail	0.8
Trading Companies & Distributors	0.8
Food Products	0.7
Leisure Equipment & Products	0.7
Personal Products	0.7
Road & Rail	0.7
Construction Materials	0.6
Internet & Catalog Retail	0.6
Building Products	0.5
Electric Utilities	0.5
Gas Utilities	0.5
Multi-Utilities	0.5
Health Care Technology	0.3
Marine	0.3
Paper & Forest Products	0.3
Wireless Telecommunication Services	0.3
Beverages	0.2
Biotechnology	0.2
Diversified Financial Services	0.2
Tobacco	0.2
Automobiles	0.1
Distributors	0.1
Household Products	0.1
Independent Power Producers & Energy Traders	0.1
Industrial Conglomerates	0.1
Real Estate Management & Development	0.1
Other asset less liabilities	0.7

100.0%

OPPENHEIMER MAIN STREET SMALL CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Initial Class, Russell 2000 Index and the Russell 2000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Service Class and the Russell 2000 Index

OPPENHEIMER MAIN STREET SMALL CAP FUND

Total Returns for Periods Ended December 31, 2006**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Main Street Small Cap Fund	13.60%	11.96%	9.55%	12.13%
Russell 2000 Index*	18.37%	13.56%	11.39%	5.93%
Russell 2000 Value Index*	23.48%	16.48%	15.37%	13.43%
Service Class Shares
Oppenheimer Main Street Small Cap Fund	N/A	N/A	N/A	0.48%
Russell 2000 Index*	N/A	N/A	N/A	3.02%

*Effective with the change in subadviser to OppenheimerFunds, Inc. on January 9, 2006, the benchmark index was changed from the Russell 2000 Value Index to the Russell 2000 Index. The performance data of each index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, marketweighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Main Street Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2006. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2006.

MANAGEMENT’S DISCUSSION & ANALYSIS

FI LARGE CAP GROWTH FUND (subadvised by Pyramis Global Advisors, LLC)

The Materials, Industrials, and Telecommunication Services sectors finished as the Fund’s largest contributors. Outperformance within Materials was due in large part to holdings within the Metals & Mining industry. Share prices of Allegheny Technologies, a specialty metals producer, appreciated from record stainless steel profits driven by the company’s purchase of cheap nickel. The Industrial sector’s positive return was largely attributed to the Machinery industry, where holdings of Manitowoc, a manufacturer of cranes and construction related equipment, accounted for much of the outperformance. Manitowoc shares appreciated after the company announced positive earnings results stemming from continued demand within non-residential construction markets.

The Consumer Discretionary and Information Technology sectors proved to be the two largest detractors from performance. The former’s underperformance was due to stock selection within the Specialty Retail and Household Durable industries. Share prices of two Specialty Retail holdings, Circuit City and Ann Taylor declined over the period as investors worried that a projected U.S. economic slowdown would slow consumer spending. A number of semiconductor holdings in the Information Technology sector dragged down returns as their performance did not meet expectations.

The Portfolio is positioned to gain from active stock selection through a combination of quantitative and fundamental research platforms that seek companies with faster, more consistent growth prospects at attractive valuations. We continue to favor the Machinery industry, with positions in heavy machinery manufacturers. We believe these businesses will benefit from a continued global boom in non-residential construction and steady demand for mining-related equipment. Additionally, we are overweight the Biotechnology industry, focusing on companies with strong franchises and solid product pipelines. Within the Information Technology sector, we are bullish on the Computer & Peripherals industry, maintaining our positions in Hard Disk Drive producers and Personal Computer manufacturers. We believe these businesses will benefit from market share gains and better than expected PC and flash data storage demand. Finally of note, we are overweight the Metals & Mining industry, focusing on specialty metals producers that should grow earnings from demand within the Aerospace industry and increased production capacity.

FI LARGE CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS At December 31, 2006	INDUSTRY WEIGHTINGS At December 31, 2006

% of Net Assets
Google, Inc.	3.6%
Allegheny Technologies, Inc.	3.1
Manitowoc, Inc.	3.0
Joy Global, Inc.	2.9
Hewlett-Packard Co.	2.9
Terex Corp.	2.8
Merrill Lynch & Co., Inc.	2.7
Cisco Systems, Inc.	2.7
Cymer, Inc.	2.7
Western Digital Corp.	2.7

% of Net Assets
Machinery	10.4%
Computers & Peripherals	10.3
Biotechnology	8.5
Semiconductors & Semiconductor Equipment	7.3
Short Term Investments	6.3
Capital Markets	5.7
Health Care Providers & Services	4.6
Communications Equipment	4.3
Specialty Retail	4.3
Metals & Mining	3.9
Oil, Gas & Consumable Fuels	3.8
Internet Software & Services	3.6
Food & Staples Retailing	3.1
Multiline Retail	2.9
Pharmaceuticals	2.9
Household Durables	2.5
Tobacco	2.5
Insurance	2.1
Beverages	2.0
Road & Rail	1.7
Software	1.6
Life Sciences Tools & Services	1.5
Automobiles	1.3
Distributors	1.0
Food Products	0.9
Hotels Restaurants & Leisure	0.9
Diversified Telecommunication Services	0.8
Electrical Equipment	0.8
Independent Power Producers & Energy Traders	0.8
Health Care Equipment & Supplies	0.7
Industrial Conglomerates	0.5
Textiles, Apparel & Luxury Goods	0.5
Thrift & Mortgage Finance	0.4
Commercial Banks	0.3
Liabilities in excess of other assets	(4.7)

100.0%

FI LARGE CAP GROWTH FUND

Comparison of Change in Value of a $10,000 Investment in the FI Large Cap Growth Fund – Service Class and the Russell 1000 Growth Index

Total Returns for Period Ended December 31, 2006**

Service Class Shares	One Year	Three Years	Five Years	Life of Fund***
FI Large Cap Growth Fund	N/A	N/A	N/A	(0.20)%
Russell 1000 Growth Index*	N/A	N/A	N/A	5.05%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics. The Russell 1000 Index includes the largest 1000 securities in the Russell 3000 Index, based on market cap. The Russell 3000 Index consists of the 3000 largest and most liquid stocks based and traded in the U.S.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the FI Large Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2006.

MANAGEMENT’S DISCUSSION & ANALYSIS

BLUE CHIP MID CAP FUND (subadvised by Wellington Management Co., LLP)

Equity markets got off to a slow start early in the year as investor concerns about excessive monetary tightening by the Federal Reserve Bank took center stage. Falling energy prices and the long awaited pause in the Fed’s rate hikes provided some relief during the second half of the year. US equities continued to rally through the end of the year on record merger and acquisition activity and a surprisingly resilient consumer in the face of a slowing economy. Employment held up well, while housing continued to weaken.

During the twelve-month period ended December 31, 2006, investor preferences shifted to small (+18.4) and large cap shares (+15.8) versus mid cap stocks (+10.4) when measured by the Russell 2000 Indexes, S&P 500 Index and S&P MidCap 400 Index respectively. Value (+22.2) comfortably outperformed growth (+9.1) for the year. In a reversal from last year within the S&P MidCap 400 Index, Telecommunication Services was the best-performing sector, while Health Care was the only sector to post a negative return.

The Fund’s outperformance was driven primarily by positive security selection in seven out of the ten broad-based sectors, but was partially offset by negative sector allocation decisions. The Fund benefited from strong stock selection within the Consumer Discretionary and Industrials sectors. Negative stock selection was, for the most part, confined to the Information Technology sector. The Fund’s overweight allocation to the top-performing Telecommunications sector also positively contributed to performance. However, our underweight position to the strong performing Utilities sector detracted from performance.

The best-performing stock for the year on an absolute and relative basis was American Tower. Shares of the communications tower operator rose as the company benefited from a high, predictable growth rate, operating leverage, and strong free cash flow. The Telecommunications industry continues to experience growth as cell phone companies increase spending to support both new subscribers and the move to new technology. A number of the top contributors to performance also came from the Industrials sector, including employment services company Manpower, aerospace and defense company Rockwell Collins, and machinery manufacturer PACCAR. Shares of aviation and electronics supplier Rockwell Collins advanced after the company announced strong results and increased its earnings forecast. The company also continued to benefit from Boeing’s new 787 product cycle. Among other contributors was IT services provider Cognizant Technology Solutions.

Two of the top three detractors, on a relative and absolute basis, were Consumer Discretionary names, Sirius Satellite and D R Horton. Shares of Sirius suffered from a deceleration in demand, particularly in retail sales, and an up-tick in churn. We eliminated the stock due to concerns about the long-term sustainability of customer growth at current monthly pricing levels. Homebuilder DR Horton declined as the market reacted to increasing evidence of slower new home demand within the US, and we exited our position. We also eliminated our position in blue chip electronics manufacturing company Jabil Circuit, which was among other top detractors and declined on options backdating concerns and disappointing guidance.

The largest increase in relative weight during the year was in Industrials, with exposure to staffing and employment companies such as Manpower and Monster Worldwide. Within this sector we also like select engineering & construction stocks. We reduced our overweight to Consumer Discretionary by eliminating consumer services stock Harrah’s Entertainment after a takeover offer and reduced our Media exposure. We recently added to Energy holdings via a new purchase of Murphy Oil. These exploration & production purchases provide greater leverage to energy prices following a period of price weakness.

At year-end our largest overweights relative to the S&P MidCap 400 Index were to the Industrials and Health Care sectors, while the largest underweights were to Financials and Utilities.

BLUE CHIP MID CAP FUND

TOP TEN EQUITY HOLDINGS At December 31, 2006	INDUSTRY WEIGHTINGS At December 31, 2006

% of Net Assets
SUPERVALU, Inc.	2.0%
Equifax, Inc.	1.9
Manpower, Inc	1.8
GlobalSantaFe Corp.	1.7
American Standard Cos., Inc.	1.7
Cameco Corp	1.7
Network Appliance, Inc.	1.7
Abercrombie & Fitch Co. Class A	1.6
Republic Services, Inc.	1.5
Altera Corp.	1.5

% of Net Assets
Commercial Services & Supplies	8.9%
Special Retail	6.2
Oil, Gas & Consumable Fuels	5.5
Semiconductors & Semiconductor Equipment	5.5
Capital Markets	5.0
Insurance	4.2
IT Services	4.0
Health Care Providers & Services	3.8
Software	3.8
Pharmaceuticals	3.7
Energy Equipment & Services	3.1
Aerospace & Defense	2.9
Health Care Equipment & Supplies	2.9
Construction & Engineering	2.7
Biotechnology	2.6
Media	2.5
Metals & Mining	2.1
Food & Staples Retailing	2.0
Short Term Investment	2.0
Building Products	1.7
Computers & Peripherals	1.7
Electric Utilities	1.5
Machinery	1.5
Auto Components	1.4
Road & Rail	1.4
Wireless Telecommunication Services	1.4
Electrical Equipment	1.3
Household Products	1.3
Independent Power Producers & Energy Traders	1.3
REITS	1.3
Air Freight & Logistics	1.1
Household Durables	1.0
Life Sciences Tools & Services	1.0
Hotels Restaurants & Leisure	0.9
Thrigt & Mortgage Finance	0.9
Commercial Banks	0.8
Diversified Financial Services	0.8
Diversified Commercial Services	0.7
Food Products	0.7
Multi-Utilities	0.6
Multiline Retail	0.6
Textiles, Apparel & Luxury Goods	0.6
Consumer Finance	0.5
Personal Products	0.4
Trading Companies & Distributors	0.3
Liabilities in excess of other assets	(0.1)

100.0%

BLUE CHIP MID CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Blue Chip Mid Cap Fund  –  Initial Class and the S&P MidCap 400 Index

Total Returns for Periods Ended December 31, 2006**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Blue Chip Mid Cap Fund	11.30%	14.66%	11.79%	14.40%
S&P MidCap 400 Index*	10.32%	13.10%	10.90%	11.52%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to December 31, 2006.

EXPENSE INFORMATION

December 31, 2006 (Unaudited)

Information About Your Fund’s Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following tables are intended to increase your understanding of the ongoing costs of investing in each Fund. The following examples are based on the investment of $1,000 at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The first section of each table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During the Period”.

Hypothetical (5% annual return before expenses): The second section of each table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds.

Expense Information

All Cap Fund
Actual	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,148.10	$4.87
Service Class	$1,000.00	$1,147.37	$6.22

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.67	$4.58
Service Class	$1,000.00	$1,019.41	$5.85

Money Market Fund
Actual	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,024.35	$2.55
Service Class	$1,000.00	$1,023.07	$3.82

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,022.68	$2.55
Service Class	$1,000.00	$1,021.42	$3.82

Investment Grade Bond Fund
Actual	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,059.59	$3.89
Service Class	$1,000.00	$1,058.03	$5.19

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,021.42	$3.82
Service Class	$1,000.00	$1,020.16	$5.09

Real Estate Fund
Actual	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,205.59	$6.12
Service Class	$1,000.00	$1,203.78	$7.50

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,019.66	$5.60
Service Class	$1,000.00	$1,018.40	$6.87

EXPENSE INFORMATION (Continued)

December 31, 2006 (Unaudited)

Davis Venture Value Fund
Actual	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,113.94	$4.80
Service Class	$1,000.00	$1,112.25	$6.12

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.67	$4.58
Service Class	$1,000.00	$1,019.41	$5.85

FI Large Cap Growth Fund
Actual	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Service Class	$1,000.00	$1,077.75	$5.55

Hypothetical (5% annual return before expenses)
Service Class	$1,000.00	$1,019.86	$5.40

Oppenheimer Main Street Small Cap Fund
Actual	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,062.04	$5.20
Service Class	$1,000.00	$1,060.67	$6.49

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.16	$5.09
Service Class	$1,000.00	$1,018.90	$6.36

Blue Chip Mid Cap Fund
Actual	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,079.94	$5.24

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.16	$5.09

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year. The six-month annualized expense ratio was 0.90%, 1.15%, 0.75%, 1.00%, 0.50%, 0.75%, 1.10%, 1.35%, 0.90%, 1.15%, 1.00%, 1.25%, 1.06% and 1.00% for the All Cap Fund –Initial Class, All Cap Fund – Service Class, Investment Grade Bond Fund – Initial Class, Investment Grade Bond Fund – Service Class, Money Market Fund – Initial Class, Money Market Fund – Service Class, Real Estate Fund – Initial Class, Real Estate Fund – Service Class, Davis Venture Value Fund – Initial Class, Davis Venture Value Fund – Service Class, Oppenheimer Main Street Small Cap Fund – Initial Class, Oppenheimer Main Street Small Cap Fund – Service Class, FI Large Cap Growth Fund – Service Class and Blue Chip Mid Cap Fund – Initial Class, respectively.

ALL CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2006	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 98.8%
AEROSPACE & DEFENSE – 3.7%
Honeywell International, Inc.	2,178	$98,533
Raytheon Co.	2,139	112,939
The Boeing Co.	1,311	116,469
United Technologies Corp.	1,603	100,220

		428,161

AIR FREIGHT & LOGISTICS – 0.8%
United Parcel Services, Inc. Class B	1,257	94,250

BEVERAGES – 2.7%
Anheuser-Busch Cos., Inc.	2,233	109,863
Coca-Cola Co	2,072	99,974
PepsiCo, Inc.	1,572	98,329

		308,166

BIOTECHNOLOGY – 0.9%
Biogen Idec, Inc.*	2,000	98,380

CAPITAL MARKETS – 2.6%
Merrill Lynch & Co., Inc.	1,474	137,229
The Goldman Sachs Group, Inc.	797	158,882

		296,111

CHEMICALS – 1.0%
E.I. du Pont de Nemours & Co.	2,293	111,692

COMMERCIAL BANKS – 3.2%
Wachovia Corp.	2,570	146,362
Wells Fargo & Co.	6,272	223,032

		369,394

COMMUNICATIONS EQUIPMENT – 13.5%
Ciena Corp.*	13,074	362,280
Cisco Systems, Inc.*	5,417	148,047
Finisar Corp.*	93,600	302,328
MRV Communications, Inc.*	120,598	426,917
Redback Networks, Inc.*	12,387	308,932

		1,548,504

COMPUTERS & PERIPHERALS – 3.7%
Apple Computer, Inc.*	1,661	140,919
Hewlett-Packard Co.	3,603	148,408
International Business Machines Corp.	1,362	132,318

		421,645

CONSUMER FINANCE – 1.3%
American Express Co.	2,528	153,374

	Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 6.4%
Bank of America Corp.	4,358	$232,674
Citigroup, Inc.	4,671	260,175
JPMorgan Chase & Co.	4,975	240,292

		733,141

DIVERSIFIED TELECOMMUNICATION SERVICES – 3.0%
Verizon Communications, Inc.	9,291	345,997

ELECTRIC UTILITIES – 1.7%
Duke Energy Corp.	3,066	101,822
Exelon Corp.	1,555	96,239

		198,061

ELECTRICAL EQUIPMENT – 0.9%
Emerson Electric Co.	2,192	96,645

FOOD & STAPLES RETAILING – 1.3%
CVS Corp.	1,877	58,018
Wal-Mart Stores, Inc.	1,977	91,298

		149,316

HEALTH CARE EQUIPMENT & SUPPLIES – 1.0%
Baxter International, Inc.	2,435	112,960

HEALTH CARE PROVIDERS & SERVICES – 4.1%
Omnicare, Inc.	6,977	269,522
Tenet Healthcare Corp.*	14,696	102,431
WellPoint, Inc.*	1,258	98,992

		470,945

HEALTH CARE TECHNOLOGY – 1.0%
Merge Technologies, Inc.*	17,077	112,025

HOTELS RESTAURANTS & LEISURE – 1.5%
Cosi, Inc.*	34,418	175,188

HOUSEHOLD PRODUCTS – 1.0%
Kimberly-Clark Corp.	1,587	107,837

INDUSTRIAL CONGLOMERATES – 5.8%
General Electric Co.	12,947	481,758
Tyco International, Ltd.	3,629	110,321
Walter Industries, Inc.	2,472	66,868

		658,947

INSURANCE – 3.8%
Metlife, Inc.	1,778	104,920
Prudential Financial, Inc.	2,480	212,933
The Allstate Corp.	1,700	110,687

		428,540

See Notes to Financial Statements.

ALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Shares	Value

INTERNET SOFTWARE & SERVICES – 0.9%
Google, Inc.*	229	$105,450

LEISURE EQUIPMENT & PRODUCTS – 2.2%
Eastman Kodak Co.	3,227	83,257
Nautilus, Inc.	11,715	164,010

		247,267

MACHINERY – 0.5%
Mueller Water Products Inc*	4,084	60,852

MEDIA – 4.1%
Comcast Corp. Class A*	3,193	135,160
Idearc, Inc.*	464	13,293
The Walt Disney Co.	2,637	90,370
Time Warner, Inc.	6,119	133,272
Viacom, Inc.*	2,421	99,334

		471,429

METALS & MINING – 0.9%
Newmont Mining Corp.	2,357	106,418

MULTI-UTILITIES – 0.8%
Dominion Resources, Inc.	1,139	95,494

MULTILINE RETAIL – 0.9%
Federated Department Stores, Inc.	2,565	97,803

OIL, GAS & CONSUMABLE FUELS – 7.3%
ChevronTexaco Corp.	2,671	196,399
ConocoPhillips	1,249	89,865
Exxon Mobil Corp.	4,265	326,827
Massey Energy Co.	9,488	220,406

		833,497

PAPER & FOREST PRODUCTS – 0.8%
International Paper Co.	2,695	91,899

PERSONAL PRODUCTS – 0.4%
Alberto Culver Co.*	1,981	42,492

PHARMACEUTICALS – 6.1%
Abbott Laboratories	2,076	101,122
Eli Lilly & Co.	1,748	91,071
Johnson & Johnson	2,576	170,067
Merck & Co., Inc.	2,663	116,107
Schering-Plough Corp.	4,990	117,963
Wyeth	2,042	103,979

		700,309

*	Non-income producing security

	Shares	Value

REITS – 0.9%
CapitalSource, Inc.	3,702	$101,102

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.9%
Intel Corp.	4,949	100,217

SOFTWARE – 4.2%
Microsoft Corp.	7,601	226,966
Oracle Corp.*	7,507	128,670
Symantec Corp.*	5,959	124,245

		479,881

SPECIALTY RETAIL – 0.9%
Lowe’s Cos., Inc.	2,904	90,459
Sally Beauty Holdings, Inc.*	1,981	15,452

		105,911

THRIFT & MORTGAGE FINANCE – 0.9%
Freddie Mac	1,577	107,078

TOBACCO – 1.2%
Altria Group, Inc.	1,611	138,256

Total Common Stocks (cost $9,850,996)		11,304,634

SHORT TERM INVESTMENT – 1.1%
MUTUAL FUNDS – 1.1%
Federated Prime Obligation Fund (amortized cost $133,001)	133,001	133,001

TOTAL INVESTMENTS – 99.9% (cost $9,983,997)		11,437,635
Other assets less liabilities – 0.1%		7,145

NET ASSETS – 100.0%		$11,444,780

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS December 31, 2006	Sun Capital Advisers Trust

	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 1.4%
Airplanes Pass Through Trust Series D (1) 10.88%, 3/15/19	$494	$0
Peco Energy Transition Trust 6.13%, 3/1/09	750	756,302

Total Asset Backed Securities (cost $1,094,905)		756,302

CORPORATE DEBT OBLIGATIONS – 42.5%
AEROSPACE & DEFENSE – 0.9%
Embraer Overseas, Ltd. (2) 6.38%, 1/24/17	500	500,000

AUTOMOTIVE – 1.8%
Ford Motor Credit Co. 8.00%, 12/15/16	1,000	988,150

BANKS – 2.8%
Financial Security Assurance Holdings, Ltd. (2) 6.40%, 12/15/66	300	301,382
HBOS PLC (2) 5.92%, 9/29/49	500	490,477
Washington Mutual Preferred Funding Trust (2) 6.53%, 3/29/49	750	741,375

		1,533,234

BROADCASTING/MEDIA – 1.1%
Time Warner Entertainment Co. 10.15%, 5/1/12	500	592,071

BROKERAGE – 2.7%
Jefferies Group, Inc. 6.25%, 1/15/36	500	485,025
Lehman Brothers Holdings, Inc. 5.75%, 5/17/13	500	507,890
Morgan Stanley 4.75%, 4/1/14	500	478,064

		1,470,979

BUILDING MATERIALS – 3.0%
C10 Capital Spv., Ltd (2) 6.72%, 12/1/49	650	648,405
CRH America, Inc. 6.00%, 9/30/16	500	504,698
Owens Corning, Inc. (2) 6.50%, 12/1/16	500	507,919

		1,661,022

	Principal Amount (000)	Value

CONSUMER SERVICES – 0.6%
Realogy Corp. (2) 6.50%, 10/15/16	$300	$307,158

DISTRIBUTORS – 0.7%
Southern Union Co. 7.20%, 11/1/66	380	374,589

ELECTRIC UTILITIES – 1.9%
Allegheny Energy Supply Co. LLC (2) 8.25%, 4/15/12	750	823,125
PSEG Energy Holdings, Inc. 8.50%, 6/15/11	200	215,000

		1,038,125

FINANCIAL SERVICES – 4.7%
Allied Capital Corp. 6.00%, 4/1/12	500	492,812
Capital One Capital III 7.69%, 8/15/36	700	792,791
General Motors Acceptance Corp. 7.00%, 2/1/12	300	309,504
iStar Financial, Inc. (2) 5.95%, 10/15/13	500	502,518
Noble Group, Ltd. (2) 6.63%, 3/17/15	500	454,181

		2,551,806

GAMING – 1.7%
Buffalo Thunder Development Authority (2) 9.38%, 12/15/14	100	101,500
Caesars Entertainment, Inc. 7.00%, 4/15/13	200	204,589
MGM Mirage, Inc. 6.75%, 9/1/12	600	591,000

		897,089

GAS & PIPELINE UTILITIES – 1.2%
Dynegy Holdings, Inc. 6.88%, 4/1/11	115	115,000
Enterprise Products Operating LP 8.38%, 8/1/66	500	541,603

		656,603

HEALTH SERVICES – 0.9%
Humana, Inc. 6.45%, 6/1/16	500	513,792

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Principal Amount (000)	Value

HOME CONSTRUCTION – 1.2%
KB Home & Broad Home Corp. 6.38%, 8/15/11	$650	$639,563

INSURANCE – 2.8%
Assured Guaranty Us Holdings, Inc. 6.40%, 12/15/66	600	600,494
Liberty Mutual Group, Inc. (2) 7.00%, 3/15/34	500	514,772
Marsh & McLennan Cos., Inc. 5.75%, 9/15/15	400	393,525

		1,508,791

METALS – 1.2%
Vale Overseas, Ltd. 6.88%, 11/21/36	650	666,670

OIL – 1.5%
Amerada Hess Corp. 7.88%, 10/1/29	250	291,823
Pemex Finance, Ltd. 9.03%, 2/15/11	510	543,165

		834,988

PAPER – 1.1%
Abitibi-Consolidated, Inc. 5.25%, 6/20/08	650	624,000

REITS – 4.4%
Commercial Net Lease Realty
6.25%, 6/15/14	550	560,401
7.13%, 3/15/08	600	608,352
Reckson Operating Partnership 5.15%, 1/15/11	700	684,289
Simon Property Group LP 5.75%, 5/1/12	550	555,638

		2,408,680

RETAIL – 2.3%
Controladora Commercial Mexicana S.A. de C.V. 6.63%, 6/1/15	600	617,335
Home Depot, Inc. 5.88%, 12/16/36	650	637,860

		1,255,195

	Principal Amount (000)	Value

SUPERMARKETS – 1.0%
Delhaize America, Inc. 8.13%, 4/15/11	$500	$539,378

TELECOMMUNICATIONS – 3.0%
Intelsat 6.50%, 11/1/13	260	221,000
Sprint Capital Corp. 6.90%, 5/1/19	400	412,414
Telecom Italia Capital 5.25%, 11/15/13	500	476,745
Telefonica Emisiones 6.42%, 6/20/16	500	515,809

		1,625,968

Total Corporate Debt Obligations (cost $22,934,338)		23,187,851

COMMERCIAL MORTGAGE BACKED SECURITIES – 8.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-C1 Class A3 5.23%, 7/15/44	750	748,639
Commercial Mortgage Asset Trust Series 1999-C1 Class F (2) 6.25%, 1/17/32	400	417,332
CS First Boston Mortgage Securities Corp. Series 2000-C1 Class A2 7.55%, 4/15/62	400	422,714
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Class A2
4.08%, 5/10/36	800	750,126
4.22%, 4/10/40	220	214,659
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class A4 4.80%, 8/10/42	200	193,367
GS Mortgage Securities Corp. Series 2005-GG4 Class AJ 4.78%, 7/10/39	700	671,327

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Principal Amount (000)	Value

JP Morgan Chase Commercial Mortgage Series 2005 LDP5 Mortgage Certificate Class A3 5.21%, 12/15/44	$550	$549,228
JP Morgan Chase Commercial Mortgage Securities Corp. 5.88%, 4/15/45	500	520,529
LB-UBS Commercial Mortgage Trust Series 2002-C2 Class A1 3.83%, 6/15/26	6	6,360
Wachovia Bank Comercial Mortgage Trust Series 2003-C9 Class A2 3.96%, 12/15/35	235	229,237

Total Commercial Mortgage Backed Securities (cost $4,697,999)		4,723,518

U.S. GOVERNMENT AGENCY OBLIGATIONS – 45.7%
Federal Home Loan Mortgage
4.75%, 8/1/32	311	313,930
5.00%, 9/1/19	377	371,201
5.00%, 11/1/19	772	759,636
5.50%, 10/1/17	210	210,005
5.50%, 11/1/17	410	410,369
5.50%, 9/15/28	600	603,640
5.50%, 6/1/33	381	376,935
5.50%, TBA	500	494,375
5.75%, 4/15/08	1,250	1,259,239
6.00%, 1/1/17	150	152,310
6.00%, 2/1/29	20	20,607
6.50%, 10/1/16	73	75,055
6.50%, 11/1/16	7	6,797
6.50%, 9/1/34	403	410,676
6.50%, 4/1/35	372	379,012
7.00%, 11/1/29	33	34,482
7.00%, 1/1/31	16	16,241
7.00%, 4/1/31	5	5,103
7.00%, 8/1/31	161	165,161
7.50%, 3/1/30	9	8,970
7.50%, 12/1/30	17	17,857

	Principal Amount (000)	Value

Federal National Mortgage Assn.
4.50%, 6/1/19	$1,378	$1,330,655
5.00%, 6/1/18	478	470,982
5.00%, 7/1/20	1,168	1,148,575
5.00%, 10/1/20	436	428,930
5.00%, 12/1/20	272	267,764
5.00%, 9/1/35	1,118	1,079,220
5.00%, 10/1/35	505	487,906
5.00%, 1/1/36	735	710,104
5.00%, 7/1/36	643	621,416
5.05%, 4/28/15	1,000	979,439
5.50%, 12/1/32	1,346	1,332,369
5.50%, 6/1/35	1,354	1,339,159
5.50%, 8/1/35	880	870,345
6.00%, 12/1/13	3	3,256
6.00%, 11/1/16	24	24,784
6.00%, 1/25/32	1,349	1,364,133
6.00%, 8/1/34	490	493,721
6.00%, TBA	1,000	1,006,562
8.00%, 8/1/30	5	4,982
Government National Mortgage Assn.
6.00%, 8/15/16	65	66,030
6.00%, TBA	450	455,063
6.50%, 9/15/31	94	96,563
6.50%, 3/15/32	118	121,425
6.50%, 9/15/32	144	147,644
6.50%, 10/15/32	211	216,706
7.00%, 12/15/14	32	33,286
7.00%, 2/15/28	25	25,907
7.50%, 3/15/30	3	3,631
7.50%, 9/15/30	48	50,425
Tennessee Valley Authority Series A 5.63%, 1/18/11	200	204,630
U.S. Treasury Notes (3)
1.88%, 7/15/13	1,100	1,062,607
2.00%, 1/15/14	711	690,325
3.50%, 11/15/09	1,800	1,741,009

Total U.S. Government Agency Obligations (cost $25,214,696)		24,971,154

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 4.5%
COMMERCIAL PAPER – 1.5%
Barclays U.S Funding 5.24%, 1/12/07	$650	$648,959
UBS Finance, Inc. 5.22%, 2/16/07	205	203,633

		852,592

	Shares
MUTUAL FUNDS – 3.0%
Federated Prime Obligation Fund	1,617,040	1,617,040
SSGA Money Market Fund	7	7

		1,617,047

Total Short Term Investments (amortized cost $2,469,639)		2,469,639

TOTAL INVESTMENTS – 102.8%
(cost $56,411,577)		56,108,464
Liabilities in excess of other assets – (2.8)%		(1,529,460)

NET ASSETS – 100.0%		$54,579,004

(1)	Security is in default.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 these securities amounted to $6,310,144, representing 11.56% of net assets.
(3)	Security or a portion of the security has been designated as collateral for TBA securities.

TBA = to be announced

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS December 31, 2006	Sun Capital Advisers Trust

	Principal Amount (000)	Value

COMMERCIAL PAPER – 97.6%
American Express Credit Corp.
5.22%, 2/23/07	$4,687	$4,687,000
American General Finance Corp. (1)
5.28%, 1/19/07	4,800	4,787,328
AT&T, Inc. (1)
5.24%, 1/10/07	1,000	998,690
5.25%, 1/2/07	1,885	1,884,725
5.25%, 1/10/07	2,000	1,997,375
Barclays U.S. Funding
5.24%, 1/12/07	1,590	1,587,454
5.30%, 1/29/07	3,300	3,286,397
BellSouth Corp. (1)
5.22%, 1/12/07	2,195	2,191,499
5.22%, 2/2/07	2,035	2,025,558
Canada (Govt of)
5.00%, 4/9/07	5,100	5,030,583
Citigroup Funding, Inc.
5.20%, 1/4/07	2,235	2,235,000
5.24%, 2/12/07	2,662	2,662,000
Coca-Cola Co. (1)
5.17%, 2/20/07	4,865	4,830,067
Export Development Corp.
5.10%, 2/1/07	1,000	995,608
5.11%, 1/16/07	1,000	997,871
5.13%, 1/16/07	1,600	1,596,580
FCAR Owner Trust
5.19%, 3/2/07	1,240	1,229,274
5.25%, 1/25/07	3,920	3,906,280
General Electric Capital Corp.
5.21%, 1/31/07	1,843	1,843,000
5.24%, 2/16/07	2,113	2,113,000
Goldman Sachs Group
5.21%, 2/1/07	1,560	1,553,001
5.23%, 1/19/07	2,000	1,994,770
5.23%, 2/1/07	1,155	1,149,798
Harley Davidson (1)
5.23%, 2/12/07	4,900	4,870,102
International Business Machines Corp. (IBM) (1)
5.17%, 1/5/07	4,950	4,947,156
KFW International Finance, Inc. (1)
5.14%, 4/26/07	3,600	3,540,890
5.18%, 2/21/07	1,300	1,290,460

	Principal Amount (000)	Value

Merrill Lynch & Co., Inc.
5.21%, 2/20/07	$5,000	$4,963,819
Morgan Stanley Dean Witter
5.24%, 3/6/07	3,300	3,269,259
5.24%, 3/7/07	1,600	1,584,862
Province of British Columbia
5.25%, 1/22/07	4,950	4,934,841
Prudential Funding LLC
5.19%, 2/21/07	4,000	3,970,590
Rabobank USA Financial Corp.
5.24%, 1/10/07	1,630	1,627,865
5.26%, 1/19/07	2,950	2,942,242
Societe Generale North America
5.21%, 3/12/07	5,000	4,949,396
The Procter & Gamble Co. (1)
5.21%, 2/20/07	4,290	4,258,957
Thunder Bay Funding, Inc. (1)
5.24%, 1/5/07	4,015	4,012,662
Toyota Credit de Puerto Rico
5.23%, 1/18/07	3,400	3,391,603
5.23%, 2/15/07	1,442	1,432,573
UBS Finance, Inc.
5.22%, 2/16/07	3,760	3,734,921
United Parcel Service, Inc.
5.06%, 1/3/07	3,240	3,239,089

Total Commercial Paper (amortized cost $118,544,145)		118,544,145

	Shares
MUTUAL FUNDS – 2.3%
Federated Prime Obligation Fund	2,824,507	2,824,507
SSGA Money Market Fund	1,435	1,435

TOTAL MUTUAL FUNDS (amortized cost $2,825,942)		2,825,942

TOTAL INVESTMENTS – 99.9%
(cost $121,370,087)		121,370,087
Other assets less liabilities – 0.1%		68,487

NET ASSETS – 100.0%		$121,438,574

(1)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 these securities amounted to $41,635,469, representing 34.29% of net assets.

See Notes to Financial Statements.

REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS December 31, 2006	Sun Capital Advisers Trust

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 97.1%
APARTMENTS – 13.2%
Archstone-Smith Trust	155,376	$9,044,437
AvalonBay Communities, Inc.	50,325	6,544,766
BRE Properties, Inc.	133,731	8,695,190
Equity Residential Properties Trust	116,938	5,934,603

		30,218,996

BANKS – 3.2%
New York Community Bancorp, Inc.	449,023	7,229,270

DIVERSIFIED – 10.2%
iStar Financial, Inc.	159,175	7,611,749
Lexington Corporate Properties Trust	355,479	7,969,839
Vornado Realty Trust	62,658	7,612,947

		23,194,535

FINANCIAL SERVICES – 3.0%
CapitalSource, Inc.	251,938	6,880,427

HEALTH CARE EQUIPMENT & SERVICES – 10.6%
Medical Properties Trust, Inc.	598,412	9,155,704
Nationwide Health Properties, Inc.	148,058	4,474,313
Ventas, Inc.	248,992	10,537,341

		24,167,358

HOTELS & RESTAURANTS – 6.8%
Hilton Hotels Corp.	146,367	5,108,208
Host Marriott Corp.	260,885	6,404,727
Innkeepers USA Trust	253,163	3,924,027

		15,436,962

MORTGAGE – 2.7%
Douglas Emmett, Inc.	56,848	1,511,588
Health Care Property Investors, Inc.	123,383	4,542,962

		6,054,550

OFFICE – 15.5%
Alexandria Real Estate Equities, Inc.	79,715	8,003,386
Equity Office Properties Trust	189,599	9,132,984
Highwoods Properties, Inc.	197,162	8,036,323
SL Green Reality Corp.	76,461	10,152,492

		35,325,185

	Shares	Value

REGIONAL MALLS – 14.0%
General Growth Properties, Inc.	124,412	$6,498,039
Macerich Co.	109,711	9,497,681
Pennsylvania Real Estate Investment	137,882	5,429,793
Simon Property Group, Inc.	104,732	10,608,304

		32,033,817

SHOPPING CENTERS – 9.3%
Developers Diversified Realty Corp.	117,518	7,397,758
Kimco Realty Corp.	174,203	7,830,425
Regency Centers Corp.	78,179	6,111,252

		21,339,435

STORAGE – 2.8%
Public Storage, Inc.	65,045	6,341,888

WAREHOUSE & INDUSTRIAL – 5.8%
Eastgroup Properties, Inc.	122,165	6,543,157
ProLogis Trust	111,774	6,792,506

		13,335,663

Total Real Estate Investment Trusts (cost $162,167,422)		221,558,086

SHORT TERM INVESTMENT – 2.7%
MUTUAL FUNDS – 2.7%
Federated Prime Obligation Fund (amortized cost $6,112,461)	6,112,461	6,112,461

TOTAL INVESTMENTS – 99.8%
(cost $168,279,883)		227,670,547
Other assets less liabilities – 0.2%		480,644

NET ASSETS – 100.0%		$228,151,191

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

COMMON STOCKS – 99.0%
AIR FREIGHT & LOGISTICS – 0.5%
United Parcel Services, Inc. Class B		4,000	$299,920

AUTOMOBILES – 1.9%
Harley-Davidson, Inc.		16,900	1,190,943

BEVERAGES – 2.0%
Diageo PLC ADR		9,600	761,376
Heineken Holding NV	NL	11,425	464,354

			1,225,730

CAPITAL MARKETS – 2.5%
Ameriprise Financial, Inc.		13,080	712,860
Mellon Financial Corp		6,600	278,190
Morgan Stanley		5,600	456,008
State Street Corp.		1,700	114,648

			1,561,706

COMMERCIAL BANKS – 8.2%
Commerce Bancorp, Inc.		10,000	352,700
HSBC Holdings PLC	GB	89,881	1,638,982
Wachovia Corp.		26,420	1,504,619
Wells Fargo & Co.		44,100	1,568,196

			5,064,497

COMMERCIAL SERVICES & SUPPLIES – 1.3%
D & B Corp.*		9,300	769,947

COMMUNICATIONS EQUIPMENT – 0.2%
Nokia Corp. ADR		6,800	138,176

COMPUTERS & PERIPHERALS – 1.3%
Dell, Inc.*		15,400	386,386
Hewlett-Packard Co.		9,500	391,305

			777,691

CONSTRUCTION MATERIALS – 1.5%
Martin Marietta Materials, Inc.		4,800	498,768
Vulcan Materials Co.		4,900	440,363

			939,131

CONSUMER FINANCE – 4.6%
American Express Co.		46,100	2,796,887

	Country Code	Shares	Value

CONTAINERS & PACKAGING – 2.2%
Sealed Air Corp.		20,800	$1,350,336

DIVERSIFIED CONSUMER SERVICES – 1.3%
Apollo Group, Inc. Class A*		3,900	151,983
H&R Block, Inc.		27,500	633,600

			785,583

DIVERSIFIED FINANCIAL SERVICES – 7.8%
Citigroup, Inc.		24,633	1,372,058
JPMorgan Chase & Co.		53,796	2,598,347
Moody’s Corp.		12,000	828,720

			4,799,125

ENERGY EQUIPMENT & SERVICES – 0.8%
Transocean, Inc.*		6,300	509,607

FOOD & STAPLES RETAILING – 5.5%
Costco Wholesale Corp.		42,400	2,241,688
Wal-Mart Stores, Inc.		24,600	1,136,028

			3,377,716

FOOD PRODUCTS – 0.6%
The Hershey Co.		7,000	348,600

HEALTH CARE PROVIDERS & SERVICES – 3.7%
Cardinal Health, Inc.		8,500	547,655
Caremark Rx, Inc.		14,100	805,251
Express Scripts Inc*		3,700	264,920
UnitedHealth Group, Inc.		12,300	660,879

			2,278,705

HOUSEHOLD DURABLES – 0.2%
Hunter Douglas NV	NL	1,760	141,440

HOUSEHOLD PRODUCTS – 1.1%
The Procter & Gamble Co.		10,500	674,835

INDUSTRIAL CONGLOMERATES – 4.3%
Tyco International, Ltd.		87,130	2,648,752

INSURANCE – 14.4%
Ambac Financial Group, Inc.		310	27,612

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

American International Group, Inc.		39,000	$2,794,740
Aon Corp.		11,100	392,274
Berkshire Hathaway, Inc. Class A*		19	2,089,810
Loews Corp.		31,000	1,285,570
Markel Corp.*		110	52,811
The Chubb Corp.		3,000	158,730
The Principal Financial Group, Inc.		3,400	199,580
The Progressive Corp.		54,900	1,329,678
Transatlantic Holdings, Inc.		8,787	545,673

			8,876,478

INTERNET & CATALOG RETAIL – 1.3%
Amazon.com, Inc.*		9,800	386,708
Expedia, Inc.*		3,900	81,822
IAC/InterActiveCorp*		3,800	141,208
Liberty Media Corp – Interactive Series A*		9,100	196,287

			806,025

IT SERVICES – 1.3%
Iron Mountain, Inc.*		18,900	781,326

MARINE – 0.4%
Kuehne & Nagel International AG	CH	3,000	218,054

MEDIA – 7.2%
Comcast Corp. Class A Special*		50,700	2,123,316
Gannett Co., Inc.		2,600	157,196
Lagardere S.C.A.	FR	6,500	523,222
Liberty Media Corp – Capital Series A*		1,840	180,283
News Corp., Class A		47,200	1,013,856
NTL, Inc.		11,452	289,048
WPP Group PLC ADR		2,300	155,802

			4,442,723

METALS & MINING – 0.4%
BHP Billiton PLC	GB	6,800	124,465
Rio Tinto PLC	GB	2,500	133,090

			257,555

	Country Code	Shares	Value

MULTILINE RETAIL – 0.2%
Sears Holdings Corp*		840	$141,061

OIL, GAS & CONSUMABLE FUELS – 11.3%
Canadian Natural Resources Ltd		4,600	244,858
China Coal Energy Co*	HK	213,100	138,914
ConocoPhillips		39,328	2,829,650
Devon Energy Corp.		20,000	1,341,600
EOG Resources, Inc.		17,200	1,074,140
Occidental Petroleum Corp.		26,800	1,308,644

			6,937,806

PERSONAL PRODUCTS – 0.4%
Avon Products, Inc.		7,200	237,888

SOFTWARE – 2.2%
Microsoft Corp.		45,600	1,361,616

SPECIALTY RETAIL – 1.3%
Bed Bath & Beyond, Inc.*		8,300	316,230
CarMax, Inc.*		3,200	171,616
Lowe’s Cos., Inc.		9,700	302,155

			790,001

TOBACCO – 4.5%
Altria Group, Inc.		31,900	2,737,658

TRANSPORTATION INFRASTRUCTURE – 1.0%
China Merchants Holdings International Co., Ltd.	HK	97,989	401,904
Cosco Pacific, Ltd.	HK	83,300	194,712

			596,616

WIRELESS TELECOMMUNICATION SERVICES – 1.6%
SK Telecom Co., Ltd. ADR		12,200	323,056
Sprint Nextel Corp.		35,300	666,817

			989,873

Total Common Stocks (cost $41,720,209)			60,854,007

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENT – 1.1%
REPURCHASE AGREEMENT – 1.1%
State Street Bank and Trust Company 4.680, %, 1/2/07 (collateralized by $675,000 Federal Home Loan Bank, 4.375%, 09/17/10, with a value of $670,205 total to be received $653,340) (amortized cost $653,000)	$653	$653,000

TOTAL INVESTMENTS – 100.1%
(cost $42,373,209)		61,507,007
Liabilities in excess of other assets – (0.1)%		(41,269)

NET ASSETS – 100.0%		$61,465,738

*	Non-income producing security

ADR = American Depositary Receipt

CH = Switzerland

FR = France

GB = Great Britain

HK = Hong Kong

NL = Netherlands

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

COMMON STOCKS – 99.3%
AEROSPACE & DEFENSE – 1.1%
AerCap Holdings NV*		4,600	$106,628
Armor Holdings, Inc.*		2,300	126,155
Ceradyne, Inc.*		2,400	135,600
Cubic Corp.		200	4,340
Curtiss-Wright Corp.		300	11,124
DynCorp International, Inc.*		1,400	22,218
K&F Industries Holdings, Inc.*		1,300	29,523
L-3 Communications Holdings Inc		400	32,712
Orbital Sciences Corp.*		12,300	226,812
Spirit Aerosystems Holdings, Inc.*		2,670	89,365
Teledyne Technologies, Inc.*		3,000	120,390
Triumph Group, Inc.		100	5,243
United Industrial Corp.		1,000	50,750

			960,860

AIR FREIGHT & LOGISTICS – 0.8%
ABX Air, Inc.*		1,400	9,702
Atlas Air Worldwide Holdings, Inc.*		1,600	71,200
EGL, Inc.*		3,451	102,771
HUB Group, Inc.*		9,300	256,215
Pacer International, Inc.		7,900	235,183

			675,071

AIRLINES – 0.8%
Alaska Air Group, Inc.*		5,400	213,300
Allegiant Travel Co*		260	7,296
AMR Corp.*		5,970	180,473
Continental Airlines, Inc.*		4,174	172,177
ExpressJet Holdings, Inc.*		4,100	33,210
Frontier Airlines Holdings, Inc.*		2,300	17,020
Mesa Air Group, Inc.*		100	857
SkyWest, Inc.		1,500	38,265
US Airways Group, Inc.*		200	10,770

			673,368

	Country Code	Shares	Value

AUTO COMPONENTS – 1.4%
Aftermarket Technology Corp.*		1,700	$36,176
ArvinMeritor, Inc.		14,200	258,866
Autoliv, Inc.		1,500	90,450
Fuel Systems Solutions, Inc.*		500	11,040
GenTek, Inc.*		600	20,754
Lear Corp.		7,240	213,797
Modine Manufacturing Co.		3,400	85,102
Sauer- Danfoss, Inc.		2,800	90,300
Shiloh Industries, Inc.*		600	11,370
Standard Motor Products, Inc.		100	1,498
Tenneco Automotive, Inc.*		10,500	259,560
The Goodyear Tire & Rubber Co.*		5,700	119,643

			1,198,556

AUTOMOBILES – 0.1%
Winnebago Indiana, Inc.		3,600	118,476

BEVERAGES – 0.2%
Boston Beer Co., Inc.*		600	21,588
Cott Corp*		700	10,017
Jones Soda Co.*		600	7,380
MGP Ingredients, Inc.		1,400	31,654
Molson Coors Brewing Co		1,100	84,084
National Beverage Corp.		1,700	23,851

			178,574

BIOTECHNOLOGY – 0.2%
Alexion Pharmaceuticals, Inc.*		300	12,117
Alnylam Pharmaceuticals, Inc.*		200	4,280
Array Biopharma, Inc.*		200	2,584
Digene Corp.*		500	23,960
Enzon Pharmaceuticals, Inc.*		1,700	14,467
Indevus Pharmaceuticals, Inc.*		500	3,550

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Isis Pharmaceuticals, Inc.*		3,200	$35,584
Omrix Biopharmaceuticals, Inc.*		500	15,130
OSI Pharmaceuticals, Inc.*		300	10,494
QLT, Inc.*		2,100	17,766
Regeneron Pharmaceuticals, Inc.*		1,000	20,070
Savient Pharmaceuticals, Inc.*		3,100	34,751
United Therapeutics Corp.*		400	21,748

			216,501

BUILDING PRODUCTS – 0.5%
American Woodmark Corp.		1,400	58,590
Ameron International Corp.		800	61,096
Builders FirstSource, Inc.*		3,200	57,056
Goodman Global, Inc.*		1,500	25,800
Insteel Industries, Inc.		2,200	39,138
Jacuzzi Brands, Inc.*		400	4,972
PW Eagle, Inc.		1,500	51,750
Universal Forest Products, Inc.		3,800	177,156

			475,558

CAPITAL MARKETS – 1.0%
Cohen & Steers, Inc.		2,300	92,391
Janus Capital Group, Inc.		4,100	88,519
KBW, Inc.*		300	8,817
Knight Capital Group, Inc.*		15,529	297,691
Lazard, Ltd.		500	23,670
Piper Jaffray Cos., Inc.*		3,900	254,085
Stifel Financial Corp.*		400	15,692
SWS Group, Inc.		1,500	53,550

			834,415

CHEMICALS – 4.0%
Albemarle Corp.		1,500	107,700
Arch Chemicals, Inc.		1,600	53,296
Ashland, Inc.		1,600	110,688
Cabot Corp		200	8,714
CF Industries Holdings, Inc.		8,000	205,120

	Country Code	Shares	Value

Eastman Chemical Co.		200	$11,862
FMC Corp.		900	68,895
Fuller H B Co.		11,300	291,766
Georgia Gulf Corp.		2,800	54,068
Hercules, Inc.*		16,900	326,339
Innophos Holdings, Inc.*		2,700	39,636
Innospec, Inc.		100	4,655
Koppers Holdings, Inc.		500	13,035
Landec Corp.*		200	2,152
Lubrizol Corp.		1,600	80,208
Lyondell Chemical Co.		4,400	112,508
MacDermid, Inc.		1,900	64,790
NewMarket Corp.		4,400	259,820
Olin Corp.		4,600	75,992
OM Group, Inc.*		6,100	276,208
Pioneer Cos., Inc.*		1,600	45,856
PolyOne Corp.*		20,600	154,500
Rockwood Holdings, Inc.*		1,300	32,838
Rohm & Haas Co.		300	15,336
Schulman A, Inc.		2,000	44,500
Sensient Technologies Corp.		7,600	186,960
Spartech Corp.		9,000	235,980
Stepan Chemical Co.		500	15,835
Terra Industries, Inc.*		13,300	159,334
Tronox, Inc.		3,500	55,965
Valspar Corp.		2,600	71,864
WR Grace & Co.*		16,400	324,720

			3,511,140

COMMERCIAL BANKS – 0.9%
Bancorpsouth, Inc.		800	21,456
Banner Corp.		300	13,302
City Holding Co.		900	36,801
Columbia Banking Systems, Inc.		600	21,072
Community Trust Bancorp, Inc.		200	8,306
Financial Institutions, Inc.		100	2,305
First Citizens BancShares, Inc.		200	40,528
First Security Group, Inc.		2,200	25,366

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

First South Bancorp, Inc.		100	$3,189
Frontier Financial Corp.		850	24,845
Greater Bay Bancorp		4,400	115,852
Greene County Bancshares, Inc.		200	7,946
Hancock Holding Co.		2,000	105,680
Hanmi Financial Corp.		2,500	56,325
Independent Bank Corp.		685	17,324
Intervest Bancshares Corp.*		1,000	34,410
National Penn Bancshares, Inc.		136	2,754
Porter Bancorp, Inc.		400	8,876
Preferred Bank		400	24,036
PrivateBancorp, Inc.		700	29,141
Provident Bankshares Corp.		1,400	49,840
Republic Bancorp, Inc.		300	7,527
Southwest Bancorp, Inc.		300	8,358
Sterling Bancshares, Inc.		900	11,718
Sterling Financial Corp.		3,200	108,192
Taylor Cap Group, Inc.		100	3,661
Union Bankshares Corp.		50	1,530
United Community Banks, Inc.		200	6,464

			796,804

COMMERCIAL SERVICES & SUPPLIES – 5.1%
Administaff, Inc.		6,200	265,174
Allied Waste Industries, Inc.*		3,400	41,786
American Ecology Corp.		300	5,553
American Reprographics Co.*		1,700	56,627
Amrep Corp.		300	36,750
Avery Dennison Corp		500	33,965
Banta Corp.		3,500	127,400
Bowne & Co., Inc.		700	11,158
CBIZ, Inc.*		5,000	34,850
Cdi Corp		100	2,490

	Country Code	Shares	Value

Central Parking Corp.		1,500	$27,000
Cenveo, Inc.*		7,800	165,360
Clean Harbors, Inc.*		2,300	111,343
COMSYS IT Partners, Inc.*		1,700	34,357
Consolidated Graphics, Inc.*		2,000	118,140
Cornell Cos., Inc.*		500	9,165
Corrections Corp of America*		1,250	56,537
Covanta Holding Corp*		4,300	94,772
CRA International, Inc.*		600	31,440
Deluxe Corp.		6,500	163,800
Diamond Management & Technology Consultants, Inc.		600	7,464
Ennis, Inc.		2,200	53,812
Exponent, Inc.*		1,900	35,454
First Consulting Group, Inc.*		700	9,632
Geo Group, Inc.*		750	28,140
Healthcare Services Group, Inc.		900	26,064
Heidrick & Struggles International, Inc.*		1,500	63,540
ICT Group, Inc.*		1,200	37,908
IHS, Inc.*		1,900	75,012
IKON Office Solutions, Inc.		16,100	263,557
John H Harland Co.		5,900	296,180
Kelly Services, Inc.		100	2,894
Kenexa Corp*		300	9,978
Kforce, Inc.*		2,200	26,774
Knoll, Inc.		5,800	127,600
Korn / Ferry International*		11,500	264,040
Labor Ready, Inc.*		13,600	249,288
Manpower, Inc.		1,600	119,888
Miller Herman, Inc.		1,100	39,996
On Assignment, Inc.*		1,800	21,150
PeopleSupport, Inc.*		1,600	33,680
PHH Corp.*		3,800	109,706
Pike Electric Corp*		1,400	22,862
Resources Global Professionals*		200	6,368

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Robert Half International, Inc.		1,000	$37,120
RR Donnelley & Sons Co.		1,700	60,418
SAIC, Inc.*		600	10,674
School Specialty, Inc.*		200	7,498
Sitel Corp.*		2,400	10,128
Spherion Corp.*		5,600	41,608
Standard Register Co. / The		600	7,200
Steelcase, Inc.		4,700	85,352
Team, Inc.*		800	27,864
Teletech Holdings, Inc.*		1,100	26,268
Tetra Tech, Inc.*		10,600	191,754
United Stationers, Inc.*		1,300	60,697
Viad Corp.		4,900	198,940
Volt Information Sciences, Inc.*		1,700	85,357
Waste Industries USA, Inc.		500	15,260
Watson Wyatt Worldwide, Inc.		5,900	266,385

			4,491,177

COMMUNICATIONS EQUIPMENT – 3.0%
Adtran, Inc.		8,000	181,600
Anaren, Inc.*		2,400	42,624
Andrew Corp.*		700	7,161
Arris Group, Inc.*		22,800	285,228
Avanex Corp*		3,700	6,993
Avaya, Inc.*		9,000	125,820
Avocent Corp.*		1,300	44,005
Bel Fuse, Inc.		700	21,119
Black Box Corp.		500	20,995
C-Cor.net Corp.*		2,900	32,306
Carrier Access Corp.*		1,200	7,872
CommScope, Inc.*		10,200	310,896
Comtech Telecommunications*		2,000	76,140
Digi International, Inc.*		1,800	24,822
Ditech Networks, Inc.*		2,600	17,992
Dycom Industries, Inc.*		100	2,112
EMS Technologies, Inc.*		1,500	30,045
Extreme Networks, Inc.*		6,700	28,073

	Country Code	Shares	Value

Foundry Networks, Inc.*		5,800	$86,884
Harmonic, Inc.*		4,500	32,715
Inter-Tel, Inc.		200	4,432
Interdigital Communications Corp.*		9,400	315,370
Oplink Communications, Inc.*		1,500	30,840
Packeteer, Inc.*		300	4,080
Performance Technologies, Inc.*		1,000	5,990
Polycom, Inc.*		9,300	287,463
Redback Networks, Inc.*		900	22,446
SafeNet, Inc.*		800	19,152
Sonus Networks, Inc.*		15,300	100,827
Stratex Networks, Inc.*		1,500	7,245
Symmetricom, Inc.*		700	6,244
Tekelec, Inc.*		5,900	87,497
Tellabs, Inc.*		5,700	58,482
Utstarcom, Inc.*		25,300	221,375
Viasat, Inc.*		2,400	71,544

			2,628,389

COMPUTERS & PERIPHERALS – 1.8%
Adaptec, Inc.*		2,600	12,116
Brocade Communications Systems, Inc.*		36,800	302,128
Cray, Inc.*		1,800	21,384
Diebold, Inc.		2,200	102,520
Eletronics for Imaging, Inc.*		4,500	119,610
Emulex Corp.*		15,400	300,454
Hypercom Corp.*		4,500	28,575
Imation Corp.		3,100	143,933
Komag, Inc.*		5,190	196,597
Lexmark International, Inc. Class A*		2,000	146,400
NCR Corp.*		3,000	128,280
QLogic Corp.*		3,700	81,104
Seagate Technology		611	16,192

			1,599,293

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

CONSTRUCTION & ENGINEERING – 0.9%
Chicago Bridge & Iron Co.		2,400	$65,616
Comfort Systems USA, Inc.		3,900	49,296
EMCOR Group, Inc.*		5,400	306,990
Granite Construction, Inc.		1,700	85,544
Infrasource Services, Inc.*		7,600	165,452
Insituform Technologies, Inc.*		300	7,758
Michael Baker Corp.*		300	6,795
Perini Corp.*		600	18,468
Quanta Services, Inc.*		3,600	70,812
Sterling Construction Co., Inc.*		300	6,528

			783,259

CONSTRUCTION MATERIALS – 0.6%
Eagle Materials, Inc.		6,000	259,380
Headwaters, Inc.*		8,600	206,056
US Concrete, Inc.*		3,800	27,056

			492,492

CONSUMER FINANCE – 1.2%
Advanta Corp.		4,600	200,698
AmeriCredit Corp.*		3,800	95,646
Asta Funding, Inc.		1,600	48,704
Cash America International, Inc.		4,900	229,810
Credit Acceptance Corp.*		366	12,199
Dollar Financial Corp.*		1,000	27,860
Ezcorp, Inc.*		4,200	68,250
First Cash Financial Services, Inc.*		800	20,696
First Marblehead Corp. / The		1,950	106,567
World Acceptance Corp.*		4,300	201,885

			1,012,315

	Country Code	Shares	Value

CONTAINERS & PACKAGING – 0.9%
AEP Industries, Inc.*		500	$26,655
Caraustar Industries, Inc.*		600	4,854
Chesapeake Corp.		500	8,510
Graphic Packaging Corp.*		1,000	4,330
Greif, Inc.		2,900	343,360
Myers Industries, Inc.		2,200	34,452
Packaging Corp of America		1,700	37,570
Pactiv Corp.*		4,100	146,329
Rock-Tenn Co.		3,100	84,041
Silgan Holdings, Inc.		2,400	105,408
Sonoco Products Co.		400	15,224

			810,733

DISTRIBUTORS – 0.1%
Building Materials Holding Corp.		2,300	56,787

DIVERSIFIED CONSUMER SERVICES – 1.7%
Apollo Group, Inc. Class A*		1,700	66,249
Bright Horizons Family Solutions, Inc.*		900	34,794
Career Education Corp.*		3,600	89,208
Coinstar, Inc.*		3,000	91,710
Corinthian Colleges, Inc.*		8,100	110,403
CPI Corp.		400	18,596
DeVry, Inc.		9,400	263,200
INVESTools, Inc.*		4,500	62,055
ITT Educational Services, Inc.*		1,300	86,281
Jackson Hewitt Tax Service, Inc.		5,100	173,247
Regis Corp.		2,400	94,896
Service Corp International		3,800	38,950
Sotheby’s Holdings		1,600	49,632
Steiner Leisure, Ltd.*		2,200	100,100
Stewart Enterprises, Inc.		5,300	33,125
Strayer Education, Inc.		1,000	106,050
Vertrue, Inc.*		600	23,046

			1,441,542

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 0.2%
IntercontinentalExchange, Inc.*		400	$43,160
International Securities Exchange, Inc.		2,600	121,654
Medallion Financial Corp.		300	3,711
Resource America, Inc.		200	5,280

			173,805

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.2%
Alaska Communications Systems, Inc.		3,600	54,684
Broadwing Corp.*		500	7,810
Cbeyond, Inc.*		4,000	122,360
CenturyTel, Inc.		3,000	130,980
Cincinnati Bell, Inc.*		43,900	200,623
Citizens Communications Co.		5,800	83,346
Cogent Communications Group, Inc.*		1,900	30,818
Commonwealth Telephone Enterprises, Inc.		100	4,186
Consolidated Communications Holdings, Inc.		1,700	35,530
CT Communications, Inc.		1,400	32,088
Embarq Corp.		2,100	110,376
Fairpoint Communications, Inc.		2,800	53,060
General Communication, Inc.*		3,500	55,055
Golden Telecom Inc		600	28,104
Iowa Telecommunication Services, Inc.		1,900	37,449
North Pittsburgh Systems, Inc.		800	19,312

			1,005,781

ELECTRIC UTILITIES – 0.5%
Central Vermont Public Service Corp.		200	4,710
Cleco Corp.		2,900	73,167
El Paso Electric Co.*		1,100	26,807
Idacorp, Inc.		3,500	135,275

	Country Code	Shares	Value

Otter Tail Corp.		300	$9,348
Reliant Energy, Inc.*		1,700	24,157
UIL Holdings Corp.		2,399	101,214
Unisource Energy Corp		2,600	94,978

			469,656

ELECTRICAL EQUIPMENT – 1.8%
Acuity Brands, Inc.		5,400	281,016
Baldor Electric Co.		3,900	130,338
Belden CDT, Inc.		7,859	307,208
Cooper Industries, Ltd.		500	45,215
EnerSys*		2,500	40,000
First Solar Inc*		300	8,940
Franklin Electric Co., Inc.		100	5,139
Generale Cable Corp.*		2,400	104,904
Genlyte Group, Inc.*		800	62,488
GrafTech International Ltd.*		4,700	32,524
II-VI, Inc.*		800	22,352
LSI Industries, Inc.		900	17,865
Regal-Beloit Corp.		3,500	183,785
Smith A O Corp.		500	18,780
Superior Essex, Inc.*		2,500	83,125
The Lamson & Sessions Co.*		1,100	26,686
Thomas & Betts Corp.*		700	33,096
Vicor Corp.		2,300	25,553
Woodward Governor Co.		4,100	162,811

			1,591,825

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.5%
Acacia Research – Acacia Technologies*		2,300	30,774
Aeroflex, Inc.*		1,900	22,268
Agilysys, Inc.		600	10,044
Avnet, Inc.*		2,000	51,060
AVX Corp.		5,000	73,950
Benchmark Electronics, Inc.*		2,400	58,464
CDW Corp.		1,100	77,352
Checkpoint Systems, Inc.*		1,400	28,280
Cogent, Inc.*		900	9,909
Cognex Corp.		2,300	54,786
CPI International, Inc.*		900	13,500

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

CTS Corp.		2,600	$40,820
Daktronics, Inc.		3,800	140,030
Dolby Laboratories, Inc.*		2,300	71,346
DTS, Inc.*		300	7,257
Excel Technology, Inc.*		600	15,354
Flir Systems, Inc.*		1,300	41,379
Gerber Scientific, Inc.*		1,900	23,864
Global Imaging Systems, Inc.*		7,300	160,235
Ingram Micro, Inc.*		2,200	44,902
Insight Enterprises, Inc.*		4,200	79,254
Ipg Photonics Corp.*		1,540	36,960
Itron, Inc.*		4,500	233,280
Kemet Corp.*		2,800	20,440
Littelfuse, Inc.*		2,800	89,264
Methode Electronics, Inc.		1,400	15,162
Mettler Toledo International, Inc.*		1,000	78,850
MTS Technologies, Inc.		2,400	92,688
Newport Corp.*		3,400	71,230
OYO Geospace Corp.*		200	11,618
Park Electrochemical Corp.		2,200	56,430
Paxar Corp.*		900	20,754
Pc Connection, Inc.*		700	10,381
Planar Systems, Inc.*		800	7,736
Plexus Corp.*		8,700	207,756
RadiSys Corp.*		2,121	35,357
Rofin-Sinar Technologies, Inc.*		4,300	259,978
Rogers Corp.*		3,300	195,195
Sanmina-SCI Corp.*		5,300	18,285
ScanSource, Inc.*		700	21,280
Solectron Corp.*		9,612	30,951
Staktek Holdings, Inc.*		200	1,030
SYNNEX Corp.*		1,500	32,910
Tech Data Corp.*		3,542	134,135
Technitrol, Inc.		3,900	93,171
Tektronix, Inc.		2,000	58,340
TTM Technologies, Inc.*		4,500	50,985
Vishay Intertechnology, Inc.*		6,500	88,010
Zygo Corp.*		2,000	32,900

			3,059,904

	Country Code	Shares	Value

ENERGY EQUIPMENT & SERVICES – 2.3%
Basic Energy Services, Inc.*		900	$22,185
Dril-Quip, Inc.*		2,000	78,320
Ensign Energy Services, Inc.	CA	4,600	72,588
Global Industries, Inc.*		2,300	29,992
Grey Wolf, Inc.*		31,900	218,834
Gulfmark Offshore, Inc.*		1,200	44,892
Hornbeck Offshore Services, Inc.*		1,800	64,260
Hydril*		1,400	105,266
Input/Output, Inc.*		7,600	103,588
Leader Energy Services, Ltd. (1)*	CA	12,600	17,839
Lone Star Technologies, Inc.*		5,900	285,619
Lufkin Industries, Inc.		100	5,808
Matrix Service Co.*		1,800	28,980
NATCO Group, Inc.*		1,400	44,632
North American Energy Partners, Inc.*		4,500	73,260
Parker Drilling Co.*		19,700	160,949
Pason Systems, Inc.	CA	1,600	18,205
Patterson-UTI Energy, Inc.		600	13,938
Savanna Energy Services Corp.*	CA	896	14,562
SEACOR Holdings, Inc.*		1,000	99,140
Technicoil Corp.*	CA	16,600	14,956
Tidewater, Inc.		2,100	101,556
Trican Well Service, Ltd.	CA	2,500	43,590
Trico Marine Services, Inc.*		1,300	49,803
Universal Compression Holdings, Inc.*		1,500	93,165
Veritas DGC, Inc.*		1,900	162,697
W-H Energy Services, Inc.*		700	34,083

			2,002,707

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

FOOD & STAPLES RETAILING – 0.8%
Andersons, Inc.		200	$8,478
Arden Group, Inc.		200	24,762
Casey’s General Stores, Inc.		3,100	73,005
Ingles Markets, Inc.		900	26,811
Longs Drug Stores Corp.		3,163	134,048
Nash Finch Co.		700	19,110
Pantry, Inc.*		5,100	238,884
Performance Food Group Co.*		1,700	46,988
Rite Aid Corp*		4,900	26,656
Smart & Final, Inc.*		900	17,010
Spartan Stores, Inc.		1,800	37,674
Weis Markets, Inc.		500	20,055
Wild Oats Markets, Inc.*		1,100	15,818

			689,299

FOOD PRODUCTS – 0.7%
Chiquita Brands Inernational, Inc.		1,800	28,746
Corn Products International, Inc.		1,200	41,448
Dean Foods Co.*		2,200	93,016
Delta and Pine Land Co.		3,900	157,755
Flowers Foods, Inc.		2,100	56,679
Gold Kist, Inc.*		200	4,204
J & J Snack Foods Corp.		800	33,120
Premium Standard Farms, Inc.		1,700	31,569
Reddy Ice Holdings, Inc.		800	20,656
Seaboard Corp.		100	176,500

			643,693

GAS UTILITIES – 0.5%
Cascade Natural Gas Corp.		100	2,592
New Jersey Resources Corp.		2,800	136,024
Oneok, Inc.		2,100	90,552
Peoples Energy Corp.		1,000	44,570
Southwest Gas Corp.		2,500	95,925
The Laclede Group, Inc.		1,600	56,048
UGI Corp.		959	26,162

			451,873

	Country Code	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 1.7%
Abaxis, Inc.*		600	$11,550
Advanced Medical Optics, Inc.*		900	31,680
Biosite, Inc.*		1,800	87,930
Candela Corp.*		1,900	23,503
Cholestech Corp*		300	5,526
Dade Behring Holdings, Inc.		1,200	47,772
Datascope Corp.		100	3,644
DJ Orthopedics, Inc.*		1,100	47,102
Edwards Lifesciences Corp.*		2,200	103,488
Greatbatch, Inc.*		1,400	37,688
Hillenbrand Industries, Inc.		400	22,772
ICU Medical, Inc.*		400	16,272
Idexx Laboratories, Inc.*		400	31,720
Immucor, Inc.*		9,450	276,223
Integra Lifesciences Holdings Corp.*		1,300	55,367
Invacare Corp.		300	7,365
Kinetic Concepts, Inc.*		1,500	59,325
Mentor Corp.		1,700	83,079
Meridian Bioscience, Inc.		500	12,265
Palomar Medical Technologies, Inc.*		3,900	197,613
Quidel Corp.*		2,200	29,964
West Pharmaceutical Services, Inc.		4,600	235,658
Zoll Medical Corp.*		1,300	75,712

			1,503,218

HEALTH CARE PROVIDERS & SERVICES – 3.1%
Air Methods Corp.*		900	25,128
AMERIGROUP Corp.*		9,300	333,777
AmerisourceBergen Corp.		2,800	125,888
Apria Healthcare Group, Inc.*		5,600	149,240
Bio-Reference Labs, Inc.*		400	8,996
Centene Corp*		6,300	154,791
Chemed Corp.		5,100	188,598
Corvel Corp*		500	23,785

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Coventry Health Care, Inc.*		2,200	$110,110
Cross Country Healthcare, Inc.*		1,900	41,458
Emergency Medical Services LP*		200	4,196
Express Scripts, Inc.*		500	35,800
Genesis HealthCare Corp.*		1,200	56,676
Healthspring, Inc.*		5,000	101,750
Healthways, Inc.*		3,900	186,069
HMS Holdings Corp*		600	9,090
Humana, Inc.*		2,700	149,337
inVentiv Health, Inc.*		800	28,280
Kindred Healthcare, Inc.*		6,400	161,600
Laboratory Corp of America Holdings*		1,900	139,593
LCA- Vision, Inc.		700	24,052
Lincare Holdings, Inc.*		800	31,872
Magellan Health Services, Inc.*		4,500	194,490
Medcath Corp.*		900	24,624
Molina Healthcare, Inc.*		5,100	165,801
National Healthcare Corp.		300	16,560
Odyssey Healthcare, Inc.*		1,700	22,542
Pediatrix Medical Group*		100	4,890
PSS World Medical, Inc.*		3,800	74,214
Res-Care, Inc.*		800	14,520
Visicu, Inc.*		200	2,240
WellCare Health Plan, Inc.*		1,100	75,790

			2,685,757

HEALTH CARE TECHNOLOGY – 0.3%
Computer Programs & Systems, Inc.		600	20,394
Dendrite International, Inc.*		2,100	22,491
Emdeon Corp.*		8,000	99,120
IMS Health, Inc.		900	24,732
Omnicell, Inc.*		2,500	46,575

	Country Code	Shares	Value

Per-Se Technologies, Inc.*		1,128	$31,336
Phase Forward, Inc.*		2,400	35,952
Trizetto Group, Inc*		300	5,511
Vital Images, Inc.*		400	13,920

			300,031

HOTELS RESTAURANTS & LEISURE – 2.3%
AFC Enterprises*		1,400	24,738
Ambassadors Group, Inc.		1,600	48,560
Aztar Corp.*		2,600	141,492
Bally Technologies, Inc.*		1,500	28,020
Bob Evans Farms, Inc.		5,200	177,944
Brinker International, Inc.		2,300	69,368
Buffalo Wild Wings, Inc.*		800	42,560
CBRL Group, Inc.		1,900	85,044
CEC Entertainment, Inc.*		300	12,075
Chipotle Mexican Grill, Inc.*		500	28,500
Ctrip.com International, Ltd.		800	49,984
Dennys Corp.*		6,600	31,086
Domino’s Pizza, Inc.		7,600	212,800
Dover Downs Gaming & Entertainment, Inc.		3,050	40,778
Ihop Corp.		2,900	152,830
Jack In The Box, Inc.*		4,700	286,888
Krispy Kreme Doughnuts, Inc.*		3,400	37,740
Luby’s Cafeterias, Inc.*		2,400	26,136
Marcus Corp.		200	5,116
McCormick & Schmicks Seafood*		1,400	33,656
Monarch Casino & Resort, Inc.*		1,600	38,208
MTR Gaming Group, Inc.*		700	8,554
Multimedia Games, Inc.*		2,000	19,200
O’Charley’s, Inc.*		1,400	29,792
Papa Johns International, Inc.*		3,300	95,733
Ruby Tuesday, Inc.		300	8,232

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Vail Resorts, Inc.*		1,800	$80,676
Wendy’s International, Inc.		2,800	92,652
WMS Industries, Inc.*		2,900	101,094

			2,009,456

HOUSEHOLD DURABLES – 1.5%
American Greetings Corp.		5,300	126,511
Black & Decker Corp		400	31,988
Blyth, Inc.		4,400	91,300
CSS Industries, Inc.		100	3,537
Ethan Allen Interiors, Inc.		4,200	151,662
Furniture Brands International, Inc.		600	9,738
Interface, Inc.*		7,700	109,494
Jarden Corp*		1,800	62,622
Kimball Internationall, Inc.		4,500	109,350
La Z Boy, Inc.		3,600	42,732
Leggett & Platt, Inc.		1,100	26,290
Meritage Homes Corp*		2,200	104,984
Skyline Corp.		100	4,022
Snap-On, Inc.		2,500	119,100
Stanley Furniture Co., Inc.		1,600	34,320
Stanley Works, Inc.		600	30,174
Tempur-Pedic International, Inc.*		13,100	268,026

			1,325,850

HOUSEHOLD PRODUCTS – 0.1%
Energizer Holdings, Inc.*		1,400	99,386
Spectrum Brands, Inc.*		400	4,360
WD-40 Co.		300	10,461

			114,207

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%
Canadian Hydro Developers, Inc.*	CA	10,800	55,140

INDUSTRIAL CONGLOMERATES – 0.1%
Sequa Corp.*		700	80,542
Teleflex, Inc.		300	19,368
Tredegar Corp		900	20,349

			120,259

	Country Code	Shares	Value

INSURANCE – 3.9%
Affirmative Insurance Holdings, Inc.		500	$8,135
Ambac Financial Group, Inc.		1,400	124,698
American Financial Group, Inc./OH		300	10,773
American Physicians Capital, Inc.*		1,350	54,054
Argonaut Group, Inc.*		3,700	128,982
Assurant, Inc.		2,300	127,075
Bristol West Holdings, Inc.		1,900	30,077
CNA Financial Corp*		1,400	56,448
CNA Surety Corp.*		2,300	49,450
Commerce Group, Inc.		1,400	41,650
Darwin Professional Underwriters, Inc.*		800	18,760
Delphi Financial Group, Inc.		4,750	192,185
Direct General Corp.		2,100	43,344
Donegal Group, Inc.		1,133	22,195
EMC Insurance Group, Inc.		700	23,884
FBL Financial Group, Inc.		400	15,632
First Mercury Financial Corp*		500	11,760
FPIC Insurance Group, Inc.*		900	35,073
Great American Financial Resources, Inc.		200	4,610
Harleysville Group, Inc.		2,900	100,978
Horace Mann Educators Corp.		3,200	64,640
Infinity Property & Casualty Corp.		3,200	154,848
IPC Holdings, Ltd.		100	3,145
LandAmerica Financial Group, Inc.		100	6,311
Markel Corp.*		100	48,010
MBIA, Inc.		1,800	131,508
Meadowbrook Insurance Group, Inc.*		2,500	24,725
National Western Life Insurance Co.		100	23,014
Nationwide Financial Services		1,400	75,880

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Odyssey Re Holdings Corp.		800	$29,840
Ohio Casualty Corp.		7,400	220,594
Old Republic International Corp.		2,200	51,216
OneBeacon Insurance Group, Ltd.*		2,200	61,600
PartnerRe, Ltd.		1,000	71,030
Phoenix Cos., Inc.		9,900	157,311
Presidential Life Corp.		1,000	21,950
Procentury Corp.		1,900	35,150
Reinsurance Group of America, Inc.		400	22,280
RenaissanceRe Holdings, Ltd.		600	36,000
RLI Corp.		1,300	73,346
Safeco Corp.		1,800	112,590
Safety Insurance Group, Inc.		2,100	106,491
SeaBright Insurance Holdings, I1nc.*		700	12,607
Selective Insurance Group, Inc.		2,700	154,683
State Auto Financial Corp.		1,600	55,568
The Hanover Insurance Group, Inc.		1,800	87,840
The Midland Co.		200	8,390
Torchmark Corp.		700	44,632
Tower Group, Inc.		1,400	43,498
Transatlantic Holdings, Inc.		100	6,210
United America Indemnity, Ltd.*		1,200	30,396
Universal American Financial Corp.*		800	14,912
USI Holdings Corp.*		700	10,752
Zenith National Insurance Corp.		5,500	258,005

			3,358,735

INTERNET & CATALOG RETAIL – 0.6%
Blue Nile, Inc.*		900	33,201
Expedia, Inc.*		1,500	31,470
FTD Group, Inc.*		2,200	39,358
GSI Commerce, Inc.*		400	7,500
IAC/InterActive Corp.*		2,600	96,616

	Country Code	Shares	Value

Netflix, Inc.*		5,200	$134,472
Nutri/System, Inc.*		500	31,695
Priceline.com, Inc.*		2,900	126,469
Stamps.com, Inc.*		600	9,450
Systemax, Inc.*		800	13,960

			524,191

INTERNET SOFTWARE & SERVICES – 3.0%
24 / 7 Real Media, Inc.*		3,100	28,055
Aquantive, Inc.*		1,500	36,990
Art Technology Group, Inc.*		5,800	13,514
CMGI, Inc.*		14,200	19,028
Cybersource Corp.*		300	3,306
Digital Insight Corp.*		5,600	215,544
Digital River, Inc.*		2,200	122,738
Digitas, Inc.*		8,200	109,962
Earthlink, Inc.*		22,900	162,590
eCollege.com, Inc.*		900	14,085
Infospace, Inc.*		2,600	53,326
Internap Network Services Corp*		2,500	49,675
Interwoven, Inc.*		3,700	54,279
j2 Global Communications, Inc.*		8,100	220,725
Liquidity Services, Inc.*		300	5,163
NIC, Inc.*		600	2,982
Open Text Corp.*		4,400	89,320
RealNetworks, Inc.*		14,213	155,490
SAVVIS, Inc.*		3,040	108,559
Sohu.com, Inc.*		5,100	122,400
SonicWall, Inc.*		6,400	53,888
TheStreet.com, Inc.		3,200	28,480
Travelzoo, Inc.*		1,200	35,940
United Online, Inc.		17,400	231,072
Valueclick, Inc.*		3,800	89,794
VeriSign, Inc.*		4,100	98,605
Vignette Corp.*		1,900	32,433
WebEx Communications, Inc.*		6,700	233,763
webMethods, Inc.*		6,400	47,104
Websense, Inc.*		6,600	150,678

			2,589,488

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

IT SERVICES – 2.9%
Acxiom Corp.		3,500	$89,775
Affiliated Computer Services, Inc.*		900	43,956
BearingPoint, Inc.*		1,000	7,870
CACI International, Inc.*		200	11,300
Ceridian Corp.*		3,157	88,333
Ciber, Inc.*		2,700	18,306
Computer Sciences Corp.*		2,200	117,414
Convergys Corp.*		4,200	99,876
Covansys Corp.*		2,800	64,260
CSG Systems International, Inc.*		10,200	272,646
DST Systems, Inc.*		1,500	93,945
Fiserv, Inc.*		2,400	125,808
Forrester Research, Inc.*		2,100	56,931
Gartner, Inc.*		6,000	118,740
Gevity HR, Inc.		800	18,952
Hewitt Associates, Inc.*		200	5,150
Infocrossing, Inc.*		300	4,890
infoUSA, Inc.		3,900	46,449
Integral Systems, Inc.		300	6,951
Isilon Systems, Inc.*		500	13,800
Keane, Inc.*		2,900	34,539
Lightbridge, Inc.*		3,100	41,974
Mantech International Corp.*		900	33,147
MAXIMUS, Inc.		1,000	30,780
MPS Group, Inc.*		19,200	272,256
NCI, Inc.*		1,700	25,993
Ness Technologies, Inc.*		400	5,704
Perot Systems Corp.*		6,700	109,813
Sabre Holdings Corp.		3,800	121,182
SRA International, Inc.*		2,800	74,872
Startek, Inc.		500	6,770
SYKES Enterprises, Inc.*		7,100	125,244
The BISYS Group, Inc.*		18,000	232,380
TNS, Inc.*		100	1,925
Total System Services, Inc.		1,300	34,307

	Country Code	Shares	Value

Tyler Technologies, Inc.*		4,100	$57,646
Unisys Corp.*		4,300	33,712
VeriFone Holdings, Inc.*		600	21,240

			2,568,836

LEISURE EQUIPMENT & PRODUCTS – 0.7%
Brunswick Corp		700	22,330
Eastman Kodak Co.		4,300	110,940
Hasbro, Inc.		4,100	111,725
K2, Inc.*		2,900	38,251
Marvel Entertainment, Inc.*		4,600	123,786
Mattel, Inc.		5,900	133,694
RC2 Corp.*		1,100	48,400
Steinway Musical Instruments, Inc.*		700	21,735
Sturm Ruger & Co., Inc.*		300	2,880

			613,741

LIFE SCIENCES TOOLS & SERVICES – 1.1%
Albany Molecular Research, Inc.*		100	1,056
Applera Corporation-Applied Biosystems Group		3,932	144,265
Bio-Rad Laboratories, Inc.*		900	74,268
Bruker BioSciences Corp*		2,700	20,277
Charles River Laboratories International, Inc.*		200	8,650
Dionex Corp.*		1,200	68,052
Diversa Corp.*		200	2,176
Illumina, Inc.*		1,400	55,034
Invitrogen Corp*		600	33,954
Kendle International, Inc.*		1,300	40,885
Luminex Corp.*		1,200	15,240
Molecular Devices Corp.*		1,300	27,391
Parexel International Corp.*		2,900	84,013
PharmaNet Development Group, Inc.*		1,400	30,898

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Thermo Fisher Scientific, Inc.*		2,800	$126,812
Varian, Inc.*		3,700	165,723
Waters Corp.*		1,100	53,867

			952,561

MACHINERY – 3.7%
Actuant Corp. Class A		1,500	71,475
AGCO Corp.*		3,600	111,384
Albany International Corp.		1,500	49,365
American Railcar Industries, Inc.		600	20,424
American Science & Engineering, Inc.*		200	11,902
Ampco-Pittsburgh Corp.		1,400	46,872
Astec Industries, Inc.*		1,000	35,100
Briggs & Stratton Corp.		1,500	40,425
Bucyrus International, Inc.		2,000	103,520
Cascade Bancorp		500	26,450
Commercial Vehicle Group, Inc.*		100	2,180
Cummins, Inc.		900	106,362
Dynamic Materials Corp.		1,000	28,100
Eaton Corp.		1,100	82,654
Federal Signal Corp		1,600	25,664
Flow International Corp.*		3,000	33,060
Freightcar America, Inc.		1,100	60,995
Gardner Denver, Inc.*		6,100	227,591
Gorman-rupp Co		100	3,697
Kadant, Inc.*		1,000	24,380
Kaydon Corp.		5,600	222,544
Lindsay Manufacturing Co.		1,000	32,650
Manitowoc, Inc.		1,400	83,202
Middleby Corp.*		200	20,934
Miller Industries, Inc.*		800	19,200
Mueller Industries, Inc.		6,100	193,370
NACCO Industries, Inc.		1,300	177,580
Navistar International Corp., Inc.*		500	16,715
Nordson Corp.		4,800	239,184

	Country Code	Shares	Value

RBC Bearings, Inc.*		1,000	$28,660
Robbins & Myers, Inc.		1,200	55,104
SPX Corp.		1,900	116,204
Sun Hydraulics, Inc.		300	6,153
Tennant Co.		1,300	37,700
Terex Corp.*		400	25,832
Titan International, Inc.		1,800	36,270
Toro Co.		5,900	275,117
Valmont Industries, Inc.		4,600	255,254
Wabtec Corp.		7,800	236,964

			3,190,237

MARINE – 0.3%
American Commercial Lines, Inc.*		2,000	131,020
Horizon Lines, Inc.		4,700	126,712

			257,732

MEDIA – 1.4%
Arbitron, Inc.		300	13,032
Catalina Marketing Corp.		500	13,750
Charter Communications, Inc.*		29,700	90,882
Citadel Broadcasting Corp.		4,200	41,832
Cox Radio, Inc.*		9,600	156,480
Cumulus Media, Inc.*		4,200	43,638
Emmis Communications Corp.		900	7,416
GateHouse Media, Inc.		1,200	22,272
Harris Interactive, Inc.*		1,000	5,040
Journal Register Co.		3,300	24,090
Knology, Inc.*		1,700	18,088
Lee Enterprises, Inc.		2,500	77,650
Lin TV Corp.*		1,300	12,935
Live Nation, Inc.*		3,900	87,360
Lodgenet Entertainment Corp.*		1,600	40,048
Mediacom Communications Corp.*		6,300	50,652
ProQuest Co.*		300	3,135
Radio One, Inc.*		3,700	24,938
RCN Corp*		200	6,030

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Reader’s Digest Association, Inc.		3,800	$63,460
Regal Entertainment Group		2,000	42,640
Scholastic Corp.*		2,900	103,936
Sinclair Broadcast Group, Inc.		7,400	77,700
Warner Music Group Corp.		2,200	50,490
Westwood One, Inc.		4,800	33,888
World Wrestling Entertainment, Inc.		5,400	88,020

			1,199,402

METALS & MINING – 3.1%
AK Steel Holding Corp.*		19,900	336,310
Amerigo Resources, Ltd.	CA	20,800	38,730
Brush Engineered Materials, Inc.*		1,100	37,147
Carpenter Technology Corp.		1,000	102,520
Castle AM Co.		1,300	33,085
Century Aluminum Co.*		4,470	199,586
Chaparral Steel Co.		7,200	318,744
Cleveland-Cliffs, Inc.		7,000	339,080
Commercial Metals Co.		400	10,320
Compass Minerals International, Inc .		2,500	78,900
Dynatec Corp.*	CA	4,300	7,859
Gibraltar Industries, Inc.		1,900	44,669
Inmet Mining Corp.	CA	1,000	53,552
LionOre Mining International, Ltd.*	CA	4,800	54,574
Metal Management, Inc.		2,100	79,485
Olympic Steel, Inc.		900	20,007
Oregon Steel Mills, Inc.*		5,300	330,773
Quanex Corp.		7,800	269,802
RTI International Metals, Inc.*		500	39,110
Ryerson, Inc.		200	5,018
Schnitzer Steel Industries, Inc.		1,100	43,670

	Country Code	Shares	Value

Steel Dynamics, Inc.		2,680	$86,966
Steel Technologies, Inc.		500	8,775
United States Steel Corp.		1,700	124,338

			2,663,020

MULTI-UTILITIES – 0.5%
Avista Corp.		10,100	255,631
Centerpoint Energy, Inc.		5,600	92,848
CH Energy Group, Inc.		1,000	52,800
CMS Energy Corp*		2,100	35,070

			436,349

MULTILINE RETAIL – 0.8%
Big Lots, Inc.*		12,400	284,208
Dillard’s, Inc.		2,835	99,140
Dollar Tree Stores, Inc.*		4,100	123,410
Family Dollar Stores, Inc.		3,600	105,588
Nordstrom, Inc.		700	34,538
Retail Ventures, Inc.*		2,700	51,408

			698,292

OIL, GAS & CONSUMABLE FUELS – 2.8%
Alon USA Energy, Inc.		4,500	118,395
Atlas Energy, Ltd.*	CA	23,300	81,972
Birchcliff Energy, Ltd.*	CA	1,100	3,860
Capitol Energy Resources, Ltd.*	CA	7,400	27,113
Celtic Exploration, Ltd.*	CA	2,600	31,033
Comstock Resources, Inc.*		700	21,742
Cyries Energy, Inc.*	CA	4,000	43,453
Delek US Holdings, Inc.		500	8,195
Delphi Energy Corp.*	CA	8,500	18,088
Duvernay Oil Corp.*	CA	300	8,889
Edge Petroleum Corp.*		200	3,648
Ember Resources, Inc.*	CA	900	1,985
Foundation Coal Holdings, Inc.		7,100	225,496
Frontier Oil Corp.		3,200	91,968
Galleon Energy, Inc.*	CA	4,350	67,486

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

General Maritime Corp.		3,900	$137,241
Giant Industries, Inc.*		100	7,495
Harvest Natural Resources, Inc.*		300	3,189
Holly Corp.		2,000	102,800
Kereco Energy Ltd*	CA	6,120	38,965
Mahalo Energy, Ltd.*	CA	6,000	18,123
Midnight Oil Exploration, Ltd.*	CA	15,100	30,708
Mission Oil & Gas, Inc.*	CA	2,300	24,966
Newfield Exploration Co*		300	13,785
Omi Corp.		7,600	160,892
Overseas Shipholding Group, Inc.		1,600	90,080
Paramount Resources, Ltd.*	CA	4,600	94,731
Pogo Producing Co.		600	29,064
ProEx Energy, Ltd.*	CA	1,200	13,231
ProspEx Resources, Ltd.*	CA	9,800	37,337
Real Resources, Inc.*	CA	1,300	18,629
Sound Energy Trust	CA	2,300	10,085
St. Mary Land & Exploration Co.		500	18,420
Sunoco, Inc.		2,100	130,956
Sure Energy, Inc.*	CA	1,867	1,506
Swift Energy Co.*		1,400	62,734
Teekay Shipping Corp.		200	8,724
Tesoro Corp.		1,400	92,078
TUSK Energy Corp.*	CA	14,900	40,274
USEC, Inc.*		20,600	262,032
Vaalco Energy, Inc.*		6,100	41,175
Western Refining, Inc.		6,500	165,490
Zenas Energy Corp.*	CA	6,300	16,866

			2,424,899

PAPER & FOREST PRODUCTS – 0.3%
Bowater, Inc.		7,100	159,750
Buckeye Technologies, Inc.*		1,500	17,970
Louisiana-Pacific Corp.		3,100	66,743
Neenah Paper, Inc.		1,000	35,320
Schweitzer-Mauduit International, Inc.		600	15,630

			295,413

	Country Code	Shares	Value

PERSONAL PRODUCTS – 0.7%
Chattem, Inc.*		2,100	$105,168
Estee Lauder Cos., Inc./The		900	36,738
Mannatech, Inc.		1,600	23,568
NBTY, Inc.*		6,300	261,891
Physicians Formula Holdings, Inc.*		3,600	67,284
Playtex Products, Inc.*		1,300	18,707
USANA Health Sciences, Inc.*		2,000	103,320

			616,676

PHARMACEUTICALS – 1.6%
Alpharma, Inc.		6,900	166,290
BioMimetic Therapeutics, Inc.*		2,200	29,018
Bradley Pharmaceuticals, Inc.*		1,900	39,102
Depomed, Inc.*		500	1,725
Endo Pharmaceuticals Holding, Inc.*		3,500	96,530
King Pharmaceuticals, Inc.*		4,731	75,318
Medicines Co*		2,000	63,440
Medicis Pharmaceutical Corp.		5,700	200,241
Mylan Labs, Inc.		3,900	77,844
New River Pharmaceuticals, Inc.*		600	32,826
Noven Pharmaceuticals, Inc.*		2,000	50,900
Pain Therapeutics, Inc.*		4,500	40,050
Perrigo Co.		5,200	89,960
Pozen, Inc.*		1,300	22,087
Sciele Pharma, Inc.*		6,900	165,600
Viropharma, Inc.*		9,900	144,936
Watson Pharmaceuticals, Inc.*		2,500	65,075

			1,360,942

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
CB Richard Ellis Group, Inc.*		2,200	73,040

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

REITS – 3.6%
Acadia Realty Trust		700	$17,514
Agree Realty Corp.		1,500	51,555
Alexandria Real Estate Equities, Inc.		800	80,320
AMB Property Corp.		500	29,305
American Home Mortgage Investment Corp.		400	14,048
Ashford Hospitality Trust, Inc.		1,200	14,940
Associated Estates Realty Corp.		700	9,618
BioMed Realty Trust, Inc.		1,800	51,480
Brandywine Reality Trust		2,200	73,150
BRE Properties, Inc.		200	13,004
Camden Property Trust		400	29,540
Capital Trust, Inc.		200	9,988
CapitalSource, Inc.		2,300	62,813
CBL & Associates Properties, Inc.		1,500	65,025
Cedar Shopping Centers Inc		500	7,955
Colonial Properties Trust		1,300	60,944
Commercial Net Lease Realty		2,500	57,375
Corporate Office Properties Trust		1,200	60,564
Crescent Real Estate Co.		1,100	21,725
Dct Industrial Trust, Inc.		3,500	41,300
DiamondRock Hospitality Co.		3,700	66,637
Digital Realty Trust, Inc.		1,800	61,614
Duke Realty Corp.		400	16,360
Eastgroup Properties, Inc.		800	42,848
Entertainment Properties Trust		600	35,064
Equity Inns, Inc.		3,000	47,880
Equity Lifestyle Properties, Inc.		200	10,886
Equity One, Inc.		2,000	53,320

	Country Code	Shares	Value

Federal Realty Investment Trust		500	$42,500
FelCor Lodging Trust, Inc.		1,300	28,392
First Industrial Reality Trust, Inc.		1,600	75,024
First Potomac Realty Trust		100	2,911
Franklin Street Properties Corp.		100	2,105
Friedman Billings Ramsey Group, Inc.		400	3,200
Glimcher Realty Trust		900	24,039
Gramercy Capital Corp.		700	21,623
Health Care Realty Trust, Inc.		1,000	39,540
Health Care REIT, Inc.		1,000	43,020
Highland Hospitality Corp.		1,600	22,800
Highwoods Properties, Inc.		1,500	61,140
Home Properties, Inc.		1,300	77,051
Hospitality Properties Trust		1,100	52,283
Hrpt Properties Trust		1,300	16,055
Inland Real Estate Corp.		1,200	22,464
Innkeepers USA Trust		1,200	18,600
iStar Financial, Inc.		100	4,782
Kilroy Realty Corp.		700	54,600
Kimco Realty Corp.		90	4,045
Kite Realty Group Trust		100	1,862
KKR Financial Corp.		900	24,111
LaSalle Hotel Properties		700	32,095
Lexington Realty Trust		2,200	49,324
Liberty Property Trust		1,200	58,968
Longview Fibre Co.		2,224	48,817
LTC Properties, Inc.		1,000	27,310
Macerich Co.		100	8,657
Mack California Reality Corp.		800	40,800
Maguire Properties, Inc.		1,500	60,000
Mid America Apartment Communities, Inc.		1,100	62,964

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Nationwide Health Properties, Inc.		1,700	$51,374
Newcastle Investment Corp.		300	9,396
Omega Healthcare Investors, Inc.		700	12,404
Parkway Properties, Inc.		500	25,505
Pennsylvania Real Estate Investment		1,000	39,380
Post Properties, Inc.		1,000	45,700
PS Business Parks, Inc.		700	49,497
RAIT Investment Trust		100	3,448
Ramco Gershenson Properties Trust		700	26,698
Realty Income Corp.		1,200	33,240
Reckson Associates Realty Corp.		200	9,120
Redwood Trust, Inc.		200	11,616
Regency Centers Corp.		400	31,268
Senior Housing Properties Trust		2,700	66,096
SL Green Reality Corp.		300	39,834
Sovran Self Storage, Inc.		900	51,552
Spirit Finance Corp.		4,000	49,880
Strategic Hotels & Resorts, Inc.		3,800	82,802
Sunstone Hotel Investors, Inc.		2,000	53,460
Tanger Factory Outlet Centers, Inc.		1,800	70,344
U-Store-It Trust		900	18,495
United Dominion Realty Trust, Inc.		1,400	44,506
Ventas, Inc.		1,400	59,248
Washington Real Estate Investment Trust		1,200	48,000
Weingarten Reality Investment		800	36,888
Winston Hotels, Inc.		600	7,950

			3,115,555

	Country Code	Shares	Value

ROAD & RAIL – 0.7%
Arkansas Best Corp.		1,400	$50,400
Dollar Thrifty Automotive Group*		700	31,927
Genesee & Wyoming, Inc.*		700	18,368
Heartland Express, Inc.		966	14,510
Kansas City Southern*		2,000	57,960
Laidlaw International, Inc.		3,740	113,808
PAM Transportation Services*		500	11,010
Ryder System, Inc.		600	30,636
Saia, Inc.*		1,700	39,457
Swift Transportation Co., Inc.*		8,934	234,696
Universal Truckload Services, Inc.*		100	2,375
Werner Enterprises, Inc.		200	3,496

			608,643

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.9%
Actel Corp*		1,300	23,608
Advanced Energy Industries, Inc.*		6,300	118,881
Agere Systems, Inc.*		7,000	134,190
Altera Corp.*		6,800	133,824
AMIS Holdings, Inc.*		1,900	20,083
Amkor Technology, Inc.*		32,100	299,814
Applied Micro Circuits Corp.*		28,700	102,172
Asyst Technologies, Inc.*		6,300	46,053
Atheros Communications, Inc.*		6,700	142,844
Atmel Corp.*		11,800	71,390
ATMI, Inc.*		3,400	103,802
Cirrus Logic, Inc.*		5,100	35,088
Cohu, Inc.		1,600	32,256
Credence Systems Corp*		3,100	16,120
Cree, Inc.*		1,200	20,784
Cymer, Inc.*		6,500	285,675
Diodes, Inc.*		2,000	70,960
DSP Group, Inc.*		500	10,850

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Fairchild Semiconductor International, Inc.*		3,000	$50,430
Formfactor, Inc.*		800	29,800
Hittite Microwave Corp.*		4,100	132,512
Integrated Device Technology, Inc.*		5,800	89,784
Intersil Holding Corp.		4,000	95,680
Intevac, Inc.*		2,500	64,875
Kulicke & Soffa Industries, Inc.*		5,984	50,266
Linear Technology Corp.		1,100	33,352
LSI Logic Corp.*		11,700	105,300
LTX Corp.*		9,329	52,242
Mattson Technology, Inc.*		3,000	27,960
Micrel, Inc.*		21,200	228,536
Microtune, Inc.*		2,200	10,340
MKS Instruments, Inc.*		6,100	137,738
National Semiconductor Corp.		5,600	127,120
Novellus Systems, Inc.*		3,600	123,912
Omnivision Technologies, Inc.*		14,988	204,586
Portalplayer, Inc.*		1,900	25,555
Power Integrations, Inc.*		100	2,345
RF Micro Devices, Inc.*		3,400	23,086
Semtech Corp*		4,000	52,280
Silicon Image, Inc.*		16,200	206,064
Silicon Storage Technology, Inc.*		4,000	18,040
Sirf Technology Holdings, Inc.*		600	15,312
Supertex, Inc.*		1,200	47,100
Techwell, Inc.*		100	1,606
Teradyne, Inc.*		6,700	100,232
Tessera Technologies, Inc.*		3,400	137,156
Transmeta Corp.*		4,100	4,551
Trident Microsystems, Inc.*		400	7,272
Triquint Semiconductor, Inc.*		4,300	19,350

	Country Code	Shares	Value

Varian Semiconductor Equipment, Inc.*		2,200	$100,144
Veeco Instruments, Inc.*		2,200	41,206
Xilinx, Inc.		4,800	114,288
Zoran Corp.*		8,100	118,098

			4,266,512

SOFTWARE – 4.8%
Actuate Corp.*		5,300	31,482
Advent Software, Inc.*		3,800	134,102
Altiris, Inc.*		2,000	50,760
Amdocs Ltd.*		1,900	73,625
Ansoft Corp.*		3,100	86,180
Aspen Technology, Inc.*		5,100	56,202
Autodesk, Inc.*		1,900	76,874
BEA Systems, Inc.*		8,800	110,704
Blackbaud, Inc.		9,300	241,800
BMC Software, Inc.*		4,735	152,467
Cadence Design Systems, Inc.*		6,200	111,042
Check Point Software Technologies*		1,800	39,456
Cognos, Inc.*		1,700	72,182
Compuware Corp.*		12,200	101,626
Double-take Software, Inc.*		1,400	18,032
Fair Issac Corp.		3,600	146,340
Hyperion Solutions Corp.*		2,600	93,444
i2 Technologies, Inc.*		1,100	25,102
Interactive Intelligence, Inc.*		2,000	44,840
Intuit, Inc.*		1,500	45,765
JDA Software Group, Inc.*		1,600	22,032
Kronos, Inc.*		2,200	80,828
Lawson Software, Inc.*		12,300	90,897
Magma Design Automation, Inc.*		900	8,037
Manhattan Associates, Inc.*		4,800	144,384
Mapinfo Corp.*		1,200	15,660
McAfee, Inc.*		3,900	110,682
Mentor Graphics Corp.*		16,600	299,298
Micros Systems, Inc.*		3,200	168,640

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

Microstrategy, Inc.*		2,459	$280,351
Net 1 UEPS Technologies, Inc.*		900	26,604
Novell, Inc.*		8,900	55,180
Open Solutions, Inc.*		1,100	41,404
Opnet Technologies, Inc.*		500	7,225
Parametric Technology Corp.*		1,000	18,020
Progress Software Corp.*		400	11,172
Quality Systems, Inc.		2,300	85,721
Quest Software, Inc.*		9,700	142,105
Sonic Solutions*		1,200	19,560
SPSS, Inc.*		1,800	54,126
Sybase, Inc.*		4,500	111,150
Synchronoss Technologies, Inc.*		200	2,744
Synopsys, Inc.*		4,870	130,175
The9 Ltd*		300	9,666
Tibco Software, Inc.*		23,800	224,672
Transaction Systems Architects, Inc.*		3,800	123,766
Ultimate Software Group, Inc.*		700	16,282
VA Software Corp.*		7,500	37,725
Vasco Data Security International*		1,800	21,330
Verint Systems, Inc.*		900	30,852
Wind River Systems, Inc.*		6,500	66,625

			4,168,938

SPECIALTY RETAIL – 5.8%
Abercrombie & Fitch Co. Class A		1,700	118,371
Aeropostale, Inc.*		9,600	296,352
American Eagle Outfitters, Inc.		3,750	117,037
AnnTaylor Stores Corp.*		2,900	95,236
Asbury Automotive Group, Inc.		3,700	87,172
Autonation, Inc.*		3,213	68,501
Autozone, Inc.*		1,000	115,560
Barnes & Noble, Inc.		3,101	123,141
Bebe Stores, Inc.		2,500	49,475
Blockbuster, Inc.*		13,200	69,828
Books-A-Million, Inc.		1,300	29,484

	Country Code	Shares	Value

Buckle, Inc.		2,900	$147,465
Cache, Inc.*		1,200	30,288
Casual Male Retail Group, Inc.*		4,300	56,115
Cato Corp.		4,000	91,640
Charlotte Russe Holding, Inc.*		2,010	61,807
Charming Shoppes, Inc.*		18,200	246,246
Christopher & Banks Corp.		6,401	119,443
Circuit City Stores, Inc.		2,866	54,397
CSK Auto Corp.*		2,400	41,160
Dick’s Sporting Goods, Inc.*		1,600	78,384
Dress Barn, Inc.*		11,900	277,627
DSW, Inc.*		5,700	219,849
Genesco, Inc.*		2,900	108,170
Group 1 Automotive, Inc.		5,000	258,600
Gymboree Corp.*		7,229	275,859
Haverty Furniture Cos., Inc.		1,700	25,160
Mens Wearhouse, Inc.		4,100	156,866
Midas, Inc.*		800	18,400
Mothers Work, Inc.*		300	11,817
OfficeMax, Inc.		2,400	119,160
Pacific Sunwear of California, Inc.*		400	7,832
Payless Shoesource, Inc.*		10,783	353,898
PETsMART, Inc.		700	20,202
RadioShack Corp.		4,300	72,154
Rental-A-Center, Inc.*		9,800	289,198
Ross Stores, Inc.		3,500	102,550
Select Comfort Corp.*		7,943	138,129
Sherwin-Williams Co / The		1,600	101,728
Shoe Carnival, Inc.*		1,700	53,720
Sonic Automotive, Inc.		3,000	87,120
Stage Stores, Inc.		1,800	54,702
Syms Corp.*		100	1,991
The Wet Seal, Inc.*		7,000	46,690
Tween Brands, Inc.*		4,442	177,369
United Retail Group, Inc.*		600	8,412
West Marine, Inc.*		500	8,635

			5,092,940

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS – 1.9%
Brown Shoe, Inc.*		6,550	$312,697
Cherokee, Inc.		500	21,455
Deckers Outdoor Corp.*		1,000	59,950
Jones Apparel Group, Inc.		2,400	80,232
K Swiss, Inc.		500	15,370
Kellwood Co.		6,200	201,624
Liz Claiborne, Inc.		400	17,384
Madden Steven, Ltd.		5,600	196,504
Maidenform Brands, Inc.*		1,400	25,368
Perry Ellis International, Inc.*		800	32,800
Phillips-Van Heusen Corp.		600	30,102
Polo Ralph Lauren Corp		1,300	100,958
Skechers U.S.A,. Inc.*		6,500	216,515
True Religion Apparel, Inc.*		1,200	18,372
VF Corp.		500	41,040
Wolverine World Wide, Inc.		9,600	273,792

			1,644,163

THRIFT & MORTGAGE FINANCE – 1.8%
Bank Mutual Corp.		2,000	24,220
Bankunited Financial Corp.		800	22,368
Citizens First Bancorp, Inc.		200	6,148
Corus Bankshares, Inc.		8,500	196,095
Federal Agricultural Mortgage Corp.		900	24,417
First Federal Financial Corp.*		3,200	214,304
First Financial Holdings, Inc.		300	11,754
First Niagara Financial Group, Inc.		7,500	111,450
First Public Financial Corp.		300	7,047
Fremont General Corp.		9,000	145,890
ITLA Capital Corp.		100	5,791
KNBT Bancorp, Inc.		100	1,673

	Country Code	Shares	Value

MAF Bancorp, Inc.		2,000	$89,380
MGIC Investment Corp		1,500	93,810
NexCen Brands, Inc.*		700	5,061
Ocwen Financial Corp.*		10,900	172,874
PFF Bancorp, Inc.		2,200	75,922
PMI Group, Inc.		2,000	94,340
Provident Finacial Services		3,600	65,268
Radian Group, Inc.		1,600	86,256
TierOne Corp.		1,200	37,932
Triad Guaranty, Inc.*		1,700	93,279
WSFS Financial Corp.		400	26,772

			1,612,051

TOBACCO – 0.2%
Loews Corp.		900	58,248
UST, Inc.		2,200	128,040

			186,288

TRADING COMPANIES & DISTRIBUTORS – 0.8%
Applied Industrial Technologies, Inc.		7,950	209,165
BlueLinx Holdings, Inc.		2,400	24,960
Houston Wire & Cable Co*		1,100	22,990
Interline Brands, Inc.*		3,000	67,410
Kaman Corp.		600	13,434
Rush Enterprises, Inc.*		1,100	18,612
UAP Holding Corp.		6,000	151,080
United Rentals, Inc.*		3,489	88,725
WW Grainger, Inc.		900	62,946

			659,322

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 0.3%
Dobson Communications Corp.*		15,900	$138,489
FiberTower Corp*		1,100	6,468
Telephone & Data Systems Inc		2,000	108,660
USA Mobility, Inc.		1,200	26,843

			280,460

Total Common Stocks (cost $78,936,185)			86,616,197

TOTAL INVESTMENTS – 99.3%
(cost $78,936,185)			86,616,197
Other assets less liabilities – 0.7%			624,033

NET ASSETS – 100.0%			$87,240,230

*	Non-income producing security
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 these securities amounted to $17,839, representing 0.02% of net assets

CA = Canada

See Notes to Financial Statements.

FI LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2006	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 98.4%
AUTOMOBILES – 1.3%
Thor Industries, Inc.	1,140	$50,149

BEVERAGES – 2.0%
Hansen Natural Corp.*	2,250	75,780

BIOTECHNOLOGY – 8.5%
Amgen, Inc.*	1,050	71,725
Amylin Pharmaceuticals, Inc.*	1,200	43,284
Biogen Idec, Inc.*	1,430	70,342
Genentech, Inc.*	1,030	83,564
Gilead Sciences, Inc.*	850	55,191

		324,106

CAPITAL MARKETS – 5.7%
Knight Capital Group, Inc.*	1,670	32,014
Merrill Lynch & Co., Inc.	1,120	104,272
The Goldman Sachs Group, Inc.	410	81,733

		218,019

COMMERCIAL BANKS – 0.3%
Wells Fargo & Co.	310	11,024

COMMUNICATIONS EQUIPMENT – 4.3%
Cisco Systems, Inc.*	3,760	102,761
Motorola, Inc.	1,340	27,550
Redback Networks, Inc.*	1,300	32,422

		162,733

COMPUTERS & PERIPHERALS – 10.3%
Apple Computer, Inc.*	940	79,750
Brocade Communications Systems,Inc.*	2,330	19,129
Hewlett-Packard Co.	2,650	109,153
Network Appliance, Inc.*	220	8,642
Seagate Technology	2,790	73,935
Western Digital Corp.*	4,980	101,891

		392,500

DISTRIBUTORS – 1.0%
Building Materials Holding Corp.	1,550	38,270

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.8%
AT&T, Inc.	880	31,460

ELECTRICAL EQUIPMENT – 0.8%
Energy Conversion Devices, Inc.*	870	29,563

	Shares	Value

FOOD & STAPLES RETAILING – 3.1%
CVS Corp.	2,800	$86,548
Wal-Mart Stores, Inc.	710	32,788

		119,336

FOOD PRODUCTS – 0.9%
Archer-Daniels-Midland Co	560	17,898
Corn Products International, Inc.	530	18,306

		36,204

HEALTH CARE EQUIPMENT & SUPPLIES – 0.7%
Baxter International, Inc.	560	25,978

HEALTH CARE PROVIDERS & SERVICES – 4.6%
Sierra Health Services, Inc.*	2,080	74,963
UnitedHealth Group, Inc.	1,860	99,938

		174,901

HOTELS RESTAURANTS & LEISURE – 0.9%
McDonald’s Corp.	440	19,505
Penn National Gaming, Inc.*	140	5,827
Pinnacle Entertainment, Inc.*	300	9,942

		35,274

HOUSEHOLD DURABLES – 2.5%
D.R.Horton, Inc.	1,920	50,861
Ryland Group, Inc.	790	43,150

		94,011

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.8%
AES Corp.*	380	8,375
Constellation Energy Group, Inc.	300	20,661

		29,036

INDUSTRIAL CONGLOMERATES – 0.5%
General Electric Co.	490	18,233

INSURANCE – 2.1%
ACE, Ltd.	960	58,147
The Chubb Corp.	430	22,751

		80,898

INTERNET SOFTWARE & SERVICES – 3.6%
Google, Inc.*	300	138,144

LIFE SCIENCES TOOLS & SERVICES – 1.5%
Pharmaceutical Product Development Inc	1,790	57,674

See Notes to Financial Statements.

FI LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Shares	Value

MACHINERY – 10.4%
Bucyrus International, Inc.	1,270	$65,735
Caterpillar, Inc.	20	1,227
Joy Global, Inc.	2,310	111,665
Manitowoc, Inc.	1,900	112,917
Terex Corp.*	1,650	106,557

		398,101

METALS & MINING – 3.9%
Allegheny Technologies, Inc.	1,322	119,879
Titanium Metals Corp.*	950	28,034

		147,913

MULTILINE RETAIL – 2.9%
JC Penney Co., Inc.	1,290	99,794
Kohl’s Corp.*	130	8,896

		108,690

OIL, GAS & CONSUMABLE FUELS – 3.8%
Exxon Mobil Corp.	350	26,820
Sunoco, Inc.	710	44,276
Tesoro Corp.	1,120	73,662

		144,758

PHARMACEUTICALS – 2.9%
Endo Pharmaceuticals Holding, Inc.*	740	20,409
Johnson & Johnson	460	30,369
Merck & Co., Inc.	860	37,496
Sepracor, Inc.*	330	20,322

		108,596

ROAD & RAIL – 1.7%
CSX Corp.	1,420	48,891
Norfolk Southern Corp.	300	15,087

		63,978

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 7.3%
Cymer, Inc.*	2,320	101,964
Intersil Holding Corp.	500	11,960
Lam Research Corp.*	1,780	90,103
Marvell Technology Group, Ltd.*	2,430	46,632
MEMC Electronic Materials, Inc.*	720	28,181

		278,840

	Shares	Value

SOFTWARE – 1.6%
Microsoft Corp.	1,550	$46,283
Oracle Corp.*	870	14,912

		61,195

SPECIALTY RETAIL – 4.3%
AnnTaylor Stores Corp.*	1,170	38,423
Best Buy Co., Inc.	800	39,352
Circuit City Stores, Inc.	1,470	27,901
Mens Wearhouse, Inc.	760	29,077
TJX Cos., Inc.	960	27,379

		162,132

TEXTILES, APPAREL & LUXURY GOODS – 0.5%
Wolverine World Wide, Inc.	660	18,823

THRIFT & MORTGAGE FINANCE – 0.4%
Radian Group, Inc.	270	14,556

TOBACCO – 2.5%
Altria Group, Inc.	1,010	86,678
Loews Corp.	160	10,354

		97,032

Total Common Stocks (cost $3,598,423)		3,747,907

	Principal Amount (000)
SHORT TERM INVESTMENT – 6.3%
REPURCHASE AGREEMENT – 6.3%
State Street Bank and Trust Company, 2.500%, 1/2/07 (collateralized by $250,000 Federal Home Loan Bank, 4.375%, 09/17/10, with a value of $248,224 total to be received $242,067) (amortized cost $242,000)	$242	242,000

TOTAL INVESTMENTS – 104.7%
(cost $3,840,423)		3,989,907
Liabilities in excess of other assets – (4.7)%		(180,381)

NET ASSETS – 100.0%		$3,809,526

*	Non-income producing security

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

COMMON STOCKS – 98.1%
AEROSPACE & DEFENSE – 2.9%
Precision Castparts Corp.		13,800	$1,080,264
Rockwell Collins, Inc.		21,600	1,367,064
Spirit Aerosystems Holdings, Inc.*		10,000	334,700

			2,782,028

AIR FREIGHT & LOGISTICS – 1.1%
CH Robinson Worldwide, Inc.		17,300	707,397
Expeditors International of Washington, Inc.		9,000	364,500

			1,071,897

AUTO COMPONENTS – 1.4%
BorgWarner, Inc.		10,500	619,710
TRW Automotive Holdings Corp.*		25,900	670,033

			1,289,743

BIOTECHNOLOGY – 2.6%
Amylin Pharmaceuticals, Inc.*		13,800	497,766
Cephalon, Inc.*		13,500	950,535
Millennium Pharmaceuticals, Inc.*		45,500	495,950
Vertex Pharmaceuticals, Inc.*		14,200	531,364

			2,475,615

BUILDING PRODUCTS – 1.7%
American Standard Cos., Inc.		35,600	1,632,260

CAPITAL MARKETS – 5.0%
Aberdeen Asset Management PLC	GB	174,747	650,309
Blackrock, Inc.		4,000	607,600
E*Trade Financial Corp.*		38,300	858,686
State Street Corp.		19,800	1,335,312
T Rowe Price Group, Inc.		29,700	1,299,969

			4,751,876

	Country Code	Shares	Value

COMMERCIAL BANKS – 0.8%
UCBH Holdings, Inc.		44,000	$772,640

COMMERCIAL SERVICES & SUPPLIES – 8.9%
Allied Waste Industries, Inc.*		61,100	750,919
American Reprographics Co.*		9,900	329,769
Corporate Executive Board Co.		2,600	228,020
Equifax, Inc.		44,600	1,810,760
Manpower, Inc.		22,400	1,678,432
Monster Worldwide, Inc.*		30,300	1,413,192
Republic Services, Inc.		35,800	1,455,986
Robert Half International, Inc.		20,700	768,384

			8,435,462

COMPUTERS & PERIPHERALS – 1.7%
Network Appliance, Inc.*		40,400	$1,586,912

CONSTRUCTION & ENGINEERING – 2.7%
Fluor Corp.		14,500	1,183,925
Foster Wheeler, Ltd.*		24,600	1,356,444

			2,540,369

CONSUMER FINANCE – 0.5%
AmeriCredit Corp.*		19,900	500,883

DIVERSIFIED CONSUMER SERVICES – 0.7%
Weight Watchers International, Inc.		12,600	661,878

DIVERSIFIED FINANCIAL SERVICES – 0.8%
Hong Kong Exchanges and Clearing, Ltd.	HK	65,000	715,388

ELECTRIC UTILITIES – 1.5%
Northeast Utilities		49,300	1,388,288

ELECTRICAL EQUIPMENT – 1.3%
Roper Industries, Inc.		15,200	763,648
Suntech Power Holdings Co., Ltd.*		14,300	486,343

			1,249,991

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

ENERGY EQUIPMENT & SERVICES – 3.1%
GlobalSantaFe Corp.		27,900	$1,639,962
Noble Corp.		17,200	1,309,780

			2,949,742

FOOD & STAPLES RETAILING – 2.0%
SUPERVALU, Inc.		53,600	1,916,200

FOOD PRODUCTS – 0.7%
Tyson Foods, Inc.		40,000	658,000

HEALTH CARE EQUIPMENT & SUPPLIES – 2.9%
Beckman Coulter, Inc.		21,200	1,267,760
Cytyc Corp*		26,900	761,270
Dade Behring Holdings, Inc.		17,900	712,599

			2,741,629

HEALTH CARE PROVIDERS & SERVICES – 3.8%
DaVita, Inc.*		16,600	944,208
Manor Care, Inc.		25,400	1,191,768
Patterson Cos., Inc.*		17,200	610,772
Universal Health Services, Inc.		15,800	875,794

			3,622,542

HOTELS RESTAURANTS & LEISURE – 0.9%
OSI Restaurant Partners, Inc.		21,900	858,480

HOUSEHOLD DURABLES – 1.0%
Newell Rubbermaid, Inc.		33,800	978,510

HOUSEHOLD PRODUCTS – 1.3%
Clorox Co		18,900	1,212,435

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 1.3%
NRG Energy, Inc.*		21,600	1,209,816

INSURANCE – 4.2%
Ambac Financial Group, Inc.		14,900	1,327,143
Assurant, Inc.		19,200	1,060,800
Everest Re Group, Ltd.		6,700	657,337
UnumProvident Corp.		42,400	881,072

			3,926,352

	Country Code	Shares	Value

IT SERVICES – 4.0%
Alliance Data Systems Corp.*		16,700	$1,043,249
Cognizant Technology Solutions Corp., Class A*		10,800	833,328
Moneygram International, Inc.		39,000	1,223,040
The BISYS Group, Inc.*		50,500	651,955

			3,751,572

LIFE SCIENCES TOOLS & SERVICES – 1.0%
Charles River Laboratories International, Inc.*		21,800	942,850

MACHINERY – 1.5%
Oshkosh Truck Corp.		10,800	522,936
Paccar, Inc.		14,075	913,467

			1,436,403

MEDIA – 2.5%
Cablevision Systems Corp., Class A		40,800	1,161,984
EchoStar Communications Corp., Class A*		16,600	631,298
Focus Media Holding, Ltd.*		8,182	543,203

			2,336,485

METALS & MINING – 2.1%
Phelps Dodge Corp.		5,100	610,572
Teck Cominco, Ltd.		18,400	1,386,440

			1,997,012
MULTI-UTILITIES – 0.6%
PNM Resources, Inc.		19,100	594,010

MULTILINE RETAIL – 0.6%
Saks, Inc.		30,900	550,638

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Country Code	Shares	Value

OIL, GAS & CONSUMABLE FUELS – 5.5%
Cameco Corp.		39,500	$1,597,775
Murphy Oil Corp		13,500	686,475
Noble Energy, Inc.		14,600	716,422
Peabody Energy Corp.		15,800	638,478
Southwestern Energy Co.*		12,300	431,115
Western Oil Sands, Inc.*	CA	40,800	1,145,159

			5,215,424

PERSONAL PRODUCTS – 0.4%
Alberto Culver Co.*.		18,100	388,245

PHARMACEUTICALS – 3.7%
Barr Pharmaceuticals, Inc.*		21,600	1,082,592
Eisai Co., Ltd.	JP	15,100	829,691
Mylan Labs, Inc.		30,200	602,792
Shionogi & Co.	JP	51,000	1,002,647

			3,517,722

REITS – 1.3%
Host Marriott Corp.		35,561	873,023
Ventas, Inc.		8,100	342,792

			1,215,815

ROAD & RAIL – 1.4%
JB Hunt Transport Services, Inc.		31,900	662,563
Landstar Systems, Inc.		17,300	660,514

			1,323,077

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.5%
Altera Corp.*		73,800	1,452,384
Kla-Tencor Corp.		22,900	1,139,275
Lam Research Corp.*		14,800	749,176
Linear Technology Corp.		33,800	1,024,816
MEMC Electronic Materials, Inc.*		20,800	814,112

			5,179,763

	Country Code	Shares	Value

SOFTWARE – 3.8%
Activision, Inc.*		65,500	$1,129,220
Autodesk, Inc.*		29,900	1,209,754
Cadence Design Systems, Inc.*		70,000	1,253,700

			3,592,674

SPECIALTY RETAIL – 6.2%
Abercrombie & Fitch Co. Class A		21,100	1,469,193
American Eagle Outfitters, Inc.		10,200	318,342
CarMax, Inc.*		20,500	1,099,415
O’Reilly Automotive, Inc.*		14,000	448,840
PETsMART, Inc.		40,600	1,171,716
Sally Beauty Holdings, Inc.*		7,100	55,380
Tiffany & Co.		33,000	1,294,920

			5,857,806

TEXTILES, APPAREL & LUXURY GOODS – 0.6%
Gildan Activewear, Inc.*		11,200	522,256

THRIFT & MORTGAGE FINANCE – 0.9%
Webster Financial Corp.		17,000	828,240

TRADING COMPANIES & DISTRIBUTORS – 0.3%
Fastenal Co.		8,000	287,040

WIRELESS TELECOMMUNICATION SERVICES – 1.4%
American Tower Corp. Class A*		36,100	1,345,808

Total Common Stocks (cost $79,644,373)			92,811,776

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2006	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENT – 2.0%
REPURCHASE AGREEMENT – 2.0%
State Street Bank and Trust Company, 4.850%, 1/2/07 (collateralized by $1,960,000 Federal Home Loan Bank, 4.375%, 09/17/10, with a value of $1,946,076 total to be received $1,905,026) (amortized cost $1,904,000)	$1,904	$1,904,000

TOTAL INVESTMENTS – 100.1%
(cost $81,548,373)		94,715,776
Liabilities in excess of other assets – (0.1)%		(83,308)

NET ASSETS – 100.0%		$94,632,468

*	Non-income producing security

CA = Canada

GB = Great Britain

HK = Hong Kong

JP = Japan

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2006	Sun Capital Advisers Trust

	All Cap Fund	Investment Grade Bond Fund	Money Market Fund	Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	FI Large Cap Growth Fund	Blue Chip Mid Cap Fund
ASSETS
Investment in securities, at value	$11,437,635	$56,108,464	$121,370,087	$227,670,547	$61,507,007	$86,616,197	$3,989,907	$94,715,776
Cash	—	1,578	89	—	1,162	44,730	30	237
Foreign currency, at value	—	—	—	—	—	285	—	—
Interest and dividends receivable	13,147	466,548	57,399	983,871	72,512	73,053	2,741	102,670
Receivable for Fund shares sold	22,467	55,398	100,783	137,556	—	32	377	561
Receivable for investments sold	812	402	—	—	—	1,456,490	37,499	207,142
Receivable due from Adviser	16,203	—	—	—	—	—	31,078	—
Other assets	1,892	9,197	20,019	37,865	9,930	14,790	589	15,722

Total Assets	11,492,156	56,641,587	121,548,377	228,829,839	61,590,611	88,205,577	4,062,221	95,042,108

LIABILITIES
Payable for investments purchased	—	1,969,260	—	—	4,249	152,842	213,709	127,118
Payable for Fund shares redeemed	179	49	281	63,016	2,404	56,920	1	76,342
Adviser fee payable	—	28,821	53,002	475,556	61,810	23,440	—	145,144
Trustees fees payable	3,900	3,900	3,900	3,900	3,900	3,900	3,900	3,900
Accrued expenses and other liabilities	43,297	60,553	52,620	136,176	52,510	728,245	35,085	57,136

Total Liabilities	47,376	2,062,583	109,803	678,648	124,873	965,347	252,695	409,640

NET ASSETS	$11,444,780	$54,579,004	$121,438,574	$228,151,191	$61,465,738	$87,240,230	$3,809,526	$94,632,468

COMPOSITION OF NET ASSETS
Paid-in Capital	9,997,883	54,885,135	121,439,931	133,499,204	43,711,025	63,058,148	3,769,305	65,121,946
Accumulated undistributed (distributions in excess of) net investment income	—	—	—	4,863,265	401,361	12,559	—	863,339
Accumulated net realized gain (loss) on investments and foreign currency transactions	(6,741)	(3,018)	(1,357)	30,398,058	(1,780,430)	16,489,808	(109,263)	15,479,917
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	1,453,638	(303,113)	—	59,390,664	19,133,782	7,679,715	149,484	13,167,266

	$11,444,780	$54,579,004	$121,438,574	$228,151,191	$61,465,738	$87,240,230	$3,809,526	$94,632,468

Initial Class
Net Assets	6,182,712	45,186,049	120,164,190	121,196,695	61,438,322	87,215,110	—	94,632,468
Share of Beneficial Interest	499,929	4,697,506	120,165,547	4,926,455	4,665,868	5,808,211	—	4,970,353
Net asset value per share	$12.37	$9.62	$1.00	$24.60	$13.17	$15.02	$—	$19.04

Service Class
Net Assets	5,262,068	9,392,955	1,274,384	106,954,496	27,416	25,120	3,809,526	—
Share of Beneficial Interest	416,035	969,548	1,274,384	4,076,789	2,085	1,676	381,869	—
Net asset value per share	$12.65	$9.69	$1.00	$26.23	$13.15	$14.99	$9.98	$—

Investments in securities, at cost	$9,983,997	$56,411,577	$121,370,087	$168,279,883	$42,373,209	$78,936,185	$3,840,423	$81,548,373

Foreign currency, at cost	$—	$—	$—	$—	$—	$285	$—	$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2006	Sun Capital Advisers Trust

	All Cap Fund	Investment Grade Bond Fund	Money Market Fund	Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	FI Large Cap Growth Fund*	Blue Chip Mid Cap Fund
INVESTMENT INCOME
Interest	$12,684	$3,186,879	$5,937,538	$233,143	$68,186	$15,244	$1,428	$151,759
Dividends (net of foreign withholding taxes of $0; $0; $0; $0; $3,924; $1,158; $0 and $5,944 respectively)	211,399	—	—	7,819,761	853,814	882,991	18,332	1,686,949

Total investment income	224,083	3,186,879	5,937,538	8,052,904	922,000	898,235	19,760	1,838,708

EXPENSES
Investment advisory fee	63,998	323,455	592,258	1,810,086	420,467	702,737	15,469	767,309
Distribution fee (Service Class)	8,405	16,431	2,265	191,660	43	40	5,157	—
Custody and fund accounting	63,470	82,736	78,090	87,429	76,069	345,934	38,932	123,045
Audit	35,345	39,805	30,730	38,455	33,370	33,370	26,500	33,370
Legal	3,417	18,288	39,943	66,705	19,485	31,068	752	33,528
Printing	619	3,522	7,161	20,691	2,784	5,290	530	5,215
Administration	20,536	55,607	106,128	161,921	53,701	78,730	3,621	78,382
Transfer agency	13,218	13,652	13,579	18,153	10,182	10,249	2,931	8,965
Trustees fees	19,030	19,030	19,030	19,029	19,030	19,029	13,586	19,030
Insurance	1,537	12,288	23,621	32,892	11,915	19,128	27	20,708
Miscellaneous fees	1,101	2,681	1,410	11,270	3,227	7,112	574	4,119

Total expenses	230,676	587,495	914,215	2,458,291	650,273	1,252,687	108,079	1,093,671

Less: Reduction of advisory fees	(63,998)	(166,746)	(319,692)	(170,744)	(145,668)	(374,226)	(15,469)	(134,534)
Reimbursement of operating expenses	(75,988)	—	—	—	—	—	(70,747)	—

Net expenses	90,690	420,749	594,523	2,287,547	504,605	878,461	21,863	959,137

Net investment income (loss)	133,393	2,766,130	5,343,015	5,765,357	417,395	19,774	(2,103)	879,571

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from investments and foreign currency transactions	226,517	(25,436)	—	29,434,780	1,921,923	16,547,916	(109,263)	15,597,796
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,322,327	44,189	—	27,468,821	5,479,918	(5,153,854)	149,484	(6,369,825)

Net realized and unrealized gain on investments and foreign currency	1,548,844	18,753	—	56,903,601	7,401,841	11,394,062	40,221	9,227,971

Net increase in net assets from operations	$1,682,237	$2,784,883	$5,343,015	$62,668,958	$7,819,236	$11,413,836	$38,118	$10,107,542

*	For the period May 1, 2006 (commencement of operations) to December 31, 2006.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Sun Capital Advisers Trust

	All Cap Fund		Investment Grade Bond Fund		Money Market Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$133,393	$8,657	$2,766,130	$2,719,397	$5,343,015	$3,181,996
Net realized gain (loss) from investments and foreign currency transactions	226,517	780,624	(25,436)	545,935	—	—
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,322,327	(910,945)	44,189	(2,127,925)	—	—

Net increase (decrease) in net assets resulting from operations	1,682,237	(121,664)	2,784,883	1,137,407	5,343,015	3,181,996

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Initial Class	(81,806)	(6,945)	(2,349,146)	(2,621,561)	(5,303,933)	(3,175,767)
Service Class	(53,365)	—	(315,428)	(95,679)	(39,082)	(6,229)
Net realized gain on investments
Initial Class	(17,589)	(870,808)	(526,431)	(539,326)	—	—
Service Class	(14,555)	(230,967)	(83,387)	(26,024)	—	—
Return of Capital
Initial Class	—	—	(84,142)	—	—	—
Service Class	—	—	(17,414)	—	—	—

Net decrease in net assets from distributions	(167,315)	(1,108,720)	(3,375,948)	(3,282,590)	(5,343,015)	(3,181,996)

SHARE TRANSACTIONS
Net proceeds from sales	4,731,848	1,613,789	9,505,246	9,108,090	72,804,005	46,046,388
Net proceeds from reinvestment of distributions	167,315	1,108,720	3,375,948	3,282,590	5,343,015	3,181,996
Shares redeemed	(2,068,212)	(2,552,857)	(14,953,135)	(11,326,637)	(67,647,556)	(59,688,037)

Net increase (decrease) in net assets from share transactions	2,830,951	169,652	(2,071,941)	1,064,043	10,499,464	(10,459,653)

Total increase (decrease) in net assets	4,345,873	(1,060,732)	(2,663,006)	(1,081,140)	10,499,464	(10,459,653)
NET ASSETS
Beginning of period	7,098,907	8,159,639	57,242,010	58,323,150	110,939,110	121,398,763

End of period†	$11,444,780	$7,098,907	$54,579,004	$57,242,010	$121,438,574	$110,939,110

SHARES OF BENEFICIAL INTEREST
Shares sold	409,327	134,011	985,014	915,508	72,804,005	46,046,388
Shares issued to shareholders from reinvestment of distributions	13,350	102,718	352,010	330,946	5,343,015	3,181,996
Shares redeemed	(181,277)	(214,689)	(1,555,314)	(1,140,853)	(67,647,556)	(59,688,037)

Net increase (decrease)	241,400	22,040	(218,290)	105,601	10,499,464	(10,459,653)

† Includes undistributed net investment income (loss)	$—	$1,712	$—	$10,116	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Sun Capital Advisers Trust

	Real Estate Fund		Davis Venture Value Fund		Oppenheimer Main Street Small Cap Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,765,357	$4,817,451	$417,395	$427,907	$19,774	$25,508
Net realized gain from investments and foreign currency transactions	29,434,780	6,023,698	1,921,923	1,639,967	16,547,916	3,645,851
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	27,468,821	3,155,872	5,479,918	2,904,816	(5,153,854)	(241,717)

Net increase in net assets resulting from operations	62,668,958	13,997,021	7,819,236	4,972,690	11,413,836	3,429,642

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Initial Class	(1,835,207)	(1,649,860)	(404,193)	(375,813)	—	—
Service Class	(1,070,294)	(474,100)	(184)	—	—	—
Net realized gain on investments
Initial Class	(4,968,324)	(8,876,631)	—	—	(3,408,768)	(11,416,531)
Service Class	(3,456,525)	(3,083,227)	—	—	(959)	—

Net decrease in net assets from share transactions	(11,330,350)	(14,083,818)	(404,377)	(375,813)	(3,409,727)	(11,416,531)

SHARE TRANSACTIONS
Net proceeds from sales	53,438,966	38,013,393	8,823,372	5,492,029	7,967,521	6,420,151
Net proceeds from reinvestment of distributions	11,330,350	14,083,818	404,377	375,813	3,409,727	11,416,531
Shares redeemed	(44,102,686)	(20,055,112)	(9,392,552)	(7,610,726)	(19,090,076)	(11,931,548)

Net increase (decrease) in net assets from share transactions	20,666,630	32,042,099	(164,803)	(1,742,884)	(7,712,828)	5,905,134

Total increase (decrease) in net assets	72,005,238	31,955,302	7,250,056	2,853,993	291,281	(2,081,755)
NET ASSETS
Beginning of period	156,145,953	124,190,651	54,215,682	51,361,689	86,948,949	89,030,704

End of period†	$228,151,191	$156,145,953	$61,465,738	$54,215,682	$87,240,230	$86,948,949

SHARES OF BENEFICIAL INTEREST
Shares sold	2,325,382	1,990,343	725,226	513,729	559,301	456,798
Shares issued to shareholders from reinvestment of distributions	496,597	746,181	33,475	34,010	245,305	859,679
Shares redeemed	(1,966,405)	(1,059,612)	(779,404)	(698,669)	(1,300,786)	(862,382)

Net increase (decrease)	855,574	1,676,912	(20,703)	(150,930)	(496,180)	454,095

† Includes undistributed net investment income	$4,863,265	$3,855,530	$401,361	$434,924	$12,559	$87,050

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	FI Large Cap Growth Fund	Blue Chip Mid Cap Fund
	Year Ended December 31, 2006*	Year Ended December 31,
		2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,103)	$879,571	$26,196
Net realized gain (loss) from investments and foreign currency transactions	(109,263)	15,597,796	15,622,443
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	149,484	(6,369,825)	(1,693,758)

Net increase in net assets resulting from operations	38,118	10,107,542	13,954,881

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Initial Class	—	—	(81,022)
Service Class	—	—	—
Net realized gain on investments
Initial Class	—	(15,575,148)	(2,267,288)
Service Class	—	—	—

Net decrease in net assets from distributions	—	(15,575,148)	(2,348,310)

SHARE TRANSACTIONS
Net proceeds from sales	3,814,139	8,457,476	5,212,236
Net proceeds from reinvestment of distributions	—	15,575,148	2,348,310
Shares redeemed	(42,731)	(18,860,690)	(13,847,670)

Net increase (decrease) in net assets from share transactions	3,771,408	5,171,934	(6,287,124)

Total increase (decrease) in net assets	3,809,526	(295,672)	5,319,447
NET ASSETS
Beginning of period	—	94,928,140	89,608,693

End of period†	$3,809,526	$94,632,468	$94,928,140

SHARES OF BENEFICIAL INTEREST
Shares sold	386,310	413,951	280,289
Shares issued to shareholders from reinvestment of distributions	—	879,952	121,800
Shares redeemed	(4,441)	(930,785)	(737,379)

Net increase (decrease)	381,869	363,118	(335,290)

† Includes undistributed net investment income	—	$863,339	$5,706

* For the period May 1, 2006 (commencement of operations) to December 31, 2006.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	All Cap Fund Initial Class Shares					All Cap Fund Service Class Shares
	Year Ended December 31,				For the Period 5/1/2002* to 12/31/2002	Year Ended December 31,		For the Period 2/1/2004* to 12/31/2004
	2006	2005	2004	2003		2006	2005
Net Asset Value, Beginning of Period	$10.470	$12.470	$11.450	$7.540	$10.000	$10.700	$12.720	$12.140

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.173	0.019	0.031	0.040	0.020	0.121	(0.002)	0.004
Net realized and unrealized gain (loss) on investments	1.929	(0.091)	2.249	3.943	(2.462)	1.996	(0.105)	1.583

Total from Investment Operations	2.102	(0.072)	2.280	3.983	(2.442)	2.117	(0.107)	1.587

Less Distributions from:
Net investment income	(0.166)	(0.015)	(0.035)	(0.036)	(0.018)	(0.131)	—	(0.004)
In excess of net investment income	—	—	—	—	—	—	—	—
Net realized gain on investments	(0.036)	(1.913)	(1.225)	(0.037)	—	(0.036)	(1.913)	(1.003)
In excess of net realized gain on investments	—	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—	—

Total distributions	(0.202)	(1.928)	(1.260)	(0.073)	(0.018)	(0.167)	(1.913)	(1.007)

Net Asset Value, End of Period	$12.370	$10.470	$12.470	$11.450	$7.540	$12.650	$10.700	$12.720

Total Return (b)	20.07%	(0.72)%	20.39%	52.89%	(24.43)%	19.78%	(0.98)%	13.20%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$6,183	$5,505	$7,049	$5,082	$1,780	$5,262	$1,594	$1,111
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%
Gross expenses (a)(d)	2.47%	2.74%	3.42%	5.47%	5.73%	2.62%	3.04%	4.04%
Net investment income (loss) (a)(c)(d)	1.47%	0.15%	0.27%	0.70%	0.41%	1.44%	(0.05)%	0.21%
Portfolio turnover rate	135%	114%	137%	150%	67%	135%	114%	137%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Initial Class Shares					Investment Grade Bond Fund Service Class Shares
	Year Ended December 31,					Year Ended December 31,		For the Period 2/1/2004* to 12/31/2004
	2006	2005	2004	2003	2002	2006	2005
Net Asset Value, Beginning of Period	$9.720	$10.090	$10.020	$9.630	$9.680	$9.790	$10.160	$10.090

Income (Loss) from Investment Operations:
Net investment income (d)	0.496	0.468	0.485	0.514	0.538	0.473	0.447	0.424
Net realized and unrealized gain (loss) on investments	0.008	(0.274)	0.139	0.393	(0.050)	0.010	(0.274)	0.070

Total from Investment Operations	0.504	0.194	0.624	0.907	0.488	0.483	0.173	0.494

Less Distributions from:
Net investment income	(0.477)	(0.468)	(0.485)	(0.517)	(0.538)	(0.456)	(0.447)	(0.424)
In excess of net investment income	—	—	—	—	—	—	—	—
Net realized gain on investments	(0.109)	(0.096)	(0.069)	—	—	(0.109)	(0.096)	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—
Capital	(0.018)	—	—	—	—	(0.018)	—	—

Total distributions	(0.604)	(0.564)	(0.554)	(0.517)	(0.538)	(0.583)	(0.543)	(0.424)

Net Asset Value, End of Period	$9.620	$9.720	$10.090	$10.020	$9.630	$9.690	$9.790	$10.160

Total Return (b)	5.39%	1.96%	6.42%	9.63%	5.23%	5.13%	1.73%	5.03%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$45,186	$53,630	$57,619	$66,335	$67,679	$9,393	$3,612	$704
Ratios to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	1.06%	1.03%	0.98%	0.88%	0.81%	1.31%	1.28%	1.26%
Net investment income (a)(c)(d)	5.14%	4.72%	4.81%	5.22%	5.60%	5.06%	4.48%	4.58%
Portfolio turnover rate	55%	55%	66%	57%	144%	55%	55%	66%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Money Market Fund Initial Class Shares					Money Market Fund Service Class Shares
	Year Ended December 31,					Year Ended December 31, 2006	For the Period 4/25/2005* to 12/31/2005
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income (Loss) from Investment Operations:
Net investment income (d)	0.045	0.027	0.007	0.005	0.011	0.042	0.019
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—	—

Total from Investment Operations	0.045	0.027	0.007	0.005	0.011	0.042	0.019

Less Distributions from:
Net investment income	(0.045)	(0.027)	(0.007)	(0.005)	(0.011)	(0.042)	(0.019)
In excess of net investment income	—	—	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—

Total distributions	(0.045)	(0.027)	(0.007)	(0.005)	(0.011)	(0.042)	(0.019)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return (b)	4.59%	2.75%	0.74%	0.55%	1.12%	4.33%	1.93%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$120,164	$110,430	$121,399	$113,004	$149,363	$1,274	$509
Ratios to average net assets:
Net expenses (a)(c)(d)	0.50%	0.50%	0.65%	0.65%	0.65%	0.75%	0.75%
Gross expenses (a)(d)	0.77%	0.77%	0.71%	0.65%	0.65%	1.02%	1.02%
Net investment income (a)(c)(d)	4.51%	2.69%	0.77%	0.56%	1.11%	4.31%	2.99%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Real Estate Fund Initial Class Shares					Real Estate Fund Service Class Shares
	Year Ended December 31,					Year Ended December 31,		For the Period 2/1/2004* to 12/31/2004
	2006	2005	2004	2003	2002	2006	2005
Net Asset Value, Beginning of Period	$18.800	$19.010	$15.090	$11.100	$11.850	$19.970	$20.080	$15.720

Income (Loss) from Investment Operations:
Net investment income (d)	0.811	0.224	0.581	0.277	0.496	0.638	0.206	0.302
Net realized and unrealized gain (loss) on investments	6.368	1.591	4.241	3.713	(0.036)	6.941	1.655	4.058

Total from Investment Operations	7.179	1.815	4.822	3.990	0.460	7.579	1.861	4.360

Less Distributions from:
Net investment income	(0.372)	(0.317)	(0.274)	—	(0.463)	(0.312)	(0.263)	—
In excess of net investment income	—	—	—	—	—	—	—	—
Net realized gain on investments	(1.007)	(1.708)	(0.628)	—	(0.583)	(1.007)	(1.708)	—
In excess of net realized gain on investments	—	—	—	—	(0.070)	—	—	—
Capital	—	—	—	—	(0.094)	—	—	—

Total distributions	(1.379)	(2.025)	(0.902)	—	(1.210)	(1.319)	(1.971)	—

Net Asset Value, End of Period	$24.600	$18.800	$19.010	$15.090	$11.100	$26.230	$19.970	$20.080

Total Return (b)	38.96%	9.67%	33.32%	35.95%	4.04%	38.64%	9.37%	27.74%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$121,197	$105,368	$102,300	$78,695	$44,310	$106,954	$50,778	$21,890
Ratios to average net assets:
Net expenses (a)(c)(d)	1.10%	1.10%	1.23%	1.25%	1.25%	1.35%	1.35%	1.50%
Gross expenses (a)(d)	1.19%	1.22%	1.23%	1.26%	1.41%	1.44%	1.47%	1.51%
Net investment income (a)(c)(d)	3.08%	3.55%	3.62%	4.54%	5.51%	2.95%	3.56%	3.79%
Portfolio turnover rate	44%	32%	67%	42%	49%	44%	32%	67%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Davis Venture Value Fund Initial Class Shares					Davis Venture Value Fund Service Class Shares
	Year Ended December 31,					For the Period 5/1/2006* to 12/31/2006
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.560	$10.610	$9.500	$7.320	$8.740	$12.080

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.092	0.087	0.079	0.065	0.054	(0.040)
Net realized and unrealized gain (loss) on investments	1.607	0.941	1.097	2.161	(1.474)	1.119

Total from Investment Operations	1.699	1.028	1.176	2.226	(1.420)	1.159

Less Distributions from:
Net investment income	(0.089)	(0.078)	(0.066)	(0.046)	— (e)	(0.089)
In excess of net investment income	—	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—	—
Capital	—	—	—	—	—	—

Total distributions	(0.089)	(0.078)	(0.066)	(0.046)	—	(0.089)

Net Asset Value, End of Period	$13.170	$11.560	$10.610	$9.500	$7.320	$13.150

Total Return (b)	14.77%	9.73%	12.45%	30.50%	(16.24)%	9.66%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$61,438	$54,216	$51,362	$44,215	$32,194	$27
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%
Gross expenses (a)(d)	1.16%	1.13%	1.16%	1.19%	1.21%	1.43%
Net investment income (a)(c)(d)	0.74%	0.81%	0.83%	0.86%	0.71%	0.48%
Portfolio turnover rate	16%	15%	11%	7%	26%	16%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than .001 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Main Street Small Cap Fund Initial Class Shares					Oppenheimer Main Street Small Cap Fund Services Class Shares
	Year Ended December 31,					For the Period 5/1/2006* to 12/31/2006
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.790	$15.210	$14.070	$9.940	$12.820	$15.560

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.005	0.014	1.229	(0.003)	0.012	(0.008)
Net realized and unrealized gain (loss) on investments	1.822	0.568	1.142	4.139	(2.640)	0.035

Total from Investment Operations	1.827	0.582	2.371	4.136	(2.628)	0.027

Less Distributions from:
Net investment income	—	—	—	(0.006)	—	—
In excess of net investment income	—	—	—	—	—	—
Net realized gain on investments	(0.597)	(2.002)	(1.231)	—	(0.220)	(0.597)
In excess of net realized gain on investments	—	—	—	—	(0.032)	—
Capital	—	—	—	—	—	—

Total distributions	(0.597)	(2.002)	(1.231)	(0.006)	(0.252)	(0.597)

Net Asset Value, End of Period	$15.020	$13.790	$15.210	$14.070	$9.940	$14.990

Total Return (b)	13.60%	4.33%	18.43%	41.62%	(20.61)%	0.48%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$87,215	$86,949	$89,031	$71,827	$44,282	$25
Ratios to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%	1.25%
Gross expenses (a)(d)	1.42%	1.10%	1.09%	1.12%	1.34%	1.82%
Net investment income (loss) (a)(c)(d)	0.02%	0.03%	(0.10)%	0.13%	0.18%	(0.09)%
Portfolio turnover rate	206%	58%	106%	144%	136%	206%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout the period:

FI Large Cap Growth Fund Service Class Shares
For the Period 5/1/2006* to 12/31/2006
Net Asset Value, Beginning of Period	$10.000

Income (Loss) from Investment Operations:
Net investment loss (d)	(0.006)
Net realized and unrealized loss on investments	(0.014)

Total from Investment Operations	(0.020)

Less Distributions from:
Net investment income	—
In excess of net investment income	—
Net realized gain on investments	—
In excess of net realized gain on investments	—
Capital	—

Total distributions	—

Net Asset Value, End of Period	$9.980

Total Return (b)	(0.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$3,810
Ratios to average net assets:
Net expenses (a)(c)(d)	1.06%
Gross expenses (a)(d)	5.26%
Net investment loss (a)(c)(d)	(0.10)%
Portfolio turnover rate	110%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Blue Chip Mid Cap Fund Initial Class Shares
	Year Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.600	$18.130	$15.610	$11.470	$13.480

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.177	(0.003)	0.022	(0.011)	(0.024)
Net realized and unrealized gain (loss) on investments	1.877	2.979	2.498	4.151	(1.986)

Total from Investment Operations	2.054	2.976	2.520	4.140	(2.010)

Less Distributions from:
Net investment income	—	(0.017)	—	—	—
In excess of net investment income	—	—	—	—	—
Net realized gain on investments	(3.614)	(0.489)	—	—	—
In excess of net realized gain on investments	—	—	—	—	—
Capital	—	—	—	—	—

Total distributions	(3.614)	(0.506)	—	—	—

Net Asset Value, End of Period	$19.040	$20.600	$18.130	$15.610	$11.470

Total Return (b)	11.30%	16.61%	16.14%	36.09%	(14.91)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$94,632	$94,928	$89,609	$75,669	$53,506
Ratios to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	1.14%	1.15%	1.12%	1.14%	1.17%
Net investment income (loss) (a)(c)(d)	0.92%	0.03%	0.13%	(0.09)%	(0.21)%
Portfolio turnover rate	83%	67%	60%	76%	90%

(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

NOTES TO FINANCIAL STATEMENTS	Sun Capital Advisers Trust

NOTE A — ORGANIZATION

Sun Capital Advisers Trust (the “Trust”) is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of eight funds (each referred to as a “Fund” collectively as “the Funds”), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital All Cap Fund (“All Cap Fund”), Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”), Sun Capital Money Market Fund (“Money Market Fund”), Sun Capital Real Estate Fund (“Real Estate Fund”), SC Davis Venture Value Fund (“Davis Venture Value Fund”), SC Oppenheimer Main Street Small Cap Fund (“Oppenheimer Main Street Small Cap Fund”) (formerly Value Small Cap Fund), SC FI Large Cap Growth Fund (“FI Large Cap Growth Fund”) and the SC Blue Chip Mid Cap Fund (“Blue Chip Mid Cap Fund”). Each of the Funds, other than the Real Estate Fund, is classified as a diversified fund under the 1940 Act. Each Fund offers Initial Class Shares except the FI Large Cap Growth Fund. Each Fund offers Service Class Shares except the Blue Chip Mid Cap Fund. Service Class Shares for Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund and FI Large Cap Growth Fund commenced operations on May 1, 2006.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Valuation of Investments

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Investments in open end mutual funds are valued at their closing net asset value per share as reported by the investment company.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement (“SFAS 157”). SFAS 157, which is effective for fiscal years beginning after November 15, 2007, defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the disclosures in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized using the interest method. Upon notification from issuers some dividend income received from a REIT may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Real Estate Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Federal Income Taxes

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“the Code”). By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements based on an evaluation as to whether the tax positions are “more likely than not” to be sustained by the Internal Revenue Service. At December 31, 2006, Trust management has evaluated the tax positions taken by the All Cap Fund, Investment Grade Bond Fund and Real Estate Fund (“the Funds”) regarding the appropriateness of distributions made during each Funds’ fiscal year ended December 31, 2004 and each Funds’ related Subchapter M status under the Code. Trust management has concluded that the tax positions originally taken meet the “more likely than not” standard and therefore there will be no impact to the Fund’s financial statements. Trust management is currently evaluating all other uncertain tax positions taken by the Trust and the impact, if any, on the Fund’s financial statements.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

At December 31, 2006, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

	Expires December 31,
	2007	2008	2009	2010	2011	2012	2014
Money Market Fund	$1,180	$156	$—	$—	$—	$21	$—
Davis Venture Value Fund	—	—	—	709,437	347,308	135,278	—
FI Large Cap Growth Fund	—	—	—	—	—	—	70,556

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2006, the following Funds elected to defer net losses arising between November 1, 2006 and December 31, 2006.

Amount
Oppenheimer Main Street Small Cap Fund	$166

The tax character of distributions paid during the year ended December 31, 2006, was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
All Cap Fund	$165,405	$1,910	—
Investment Grade Bond Fund	2,818,736	455,656	101,556
Money Market Fund	5,343,015	—	—
Real Estate Fund	4,952,767	6,377,583	—
Davis Venture Value Fund	404,377	—	—
Oppenheimer Main Street Small Cap Fund	601,289	2,808,438	—
Blue Chip Mid Cap Fund	2,566,459	13,008,689	—

The tax character of distributions paid during the year ended December 31, 2005, was as follows:

	Ordinary Income	Long-Term Capital Gain
All Cap Fund	$400,157	$708,563
Investment Grade Bond Fund	2,826,016	456,574
Money Market Fund	3,181,996	—
Real Estate Fund	5,212,470	8,871,348
Davis Venture Value Fund	375,813	—
Oppenheimer Main Street Small Cap Fund	5,255,164	6,161,367
Blue Chip Mid Cap Fund	255,455	2,092,855

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

As of December 31, 2006 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
All Cap Fund	$—	$—	$1,446,896
Investment Grade Bond Fund	—	—	(306,131)
Money Market Fund	—	—	—
Real Estate Fund	5,756,340	28,539,826	60,355,822
Davis Venture Value Fund	401,361	—	18,545,375
Oppenheimer Main Street Small Cap Fund	3,910,531	12,887,529	7,384,188
FI Large Cap Growth Fund	—	—	110,777
Blue Chip Mid Cap Fund	1,959,423	14,623,258	12,927,841

Dollar Roll Transactions

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into “covered” rolls. A “covered” roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Repurchase Agreements

In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Dividends and Distributions

The Investment Grade Bond Fund and Money Market Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distributes net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTE C — INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

Investment Advisory Agreement

Sun Capital Advisers, LLC (the “Adviser”) is the investment adviser to each of the Funds under separate investment advisory agreements with the Trust. The Adviser, at its own cost, has retained Davis Advisors, as subadviser for the Davis Venture Value Fund; OppenheimerFunds, Inc., as subadviser for the Oppenheimer Main Street Small Cap Fund; Pyramis Global Advisors, LLC, as subadviser for the FI Large Cap Growth Fund; and Wellington Management Company, LLP, as subadviser for the Blue Chip Mid Cap Fund. The Adviser is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada — U.S. Operations Holdings, Inc. (“Sun Life — US Ops Holdco”), a holding company. Sun Life Financial, Inc. (“Sun Life Financial”), a publicly traded holding company, is the ultimate parent of Sun Life — US Ops Holdco and the Adviser.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation quarterly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

	Daily Net Assets	Advisory Fee
All Cap Fund	All	0.70%

Investment Grade Bond Fund	All	0.60%

Money Market Fund	All	0.50%

Real Estate Fund	All	0.95%

Davis Venture Value Fund	$0-$500 million over $500 million	0.75% 0.70%

Oppenheimer Main Street Small Cap Fund	$0-$400 million $400 million-$800 million over $800 million	0.80% 0.75% 0.70%

FI Large Cap Growth Fund	$0-$750 million over $750 million	0.75% 0.70%

Blue Chip Mid Cap Fund	$0-$300 million over $300 million	0.80% 0.75%

Limitations

Through April 30, 2008, the Adviser has contractually agreed to reduce its advisory fee and to reimburse each Fund’s other expenses to reduce each Fund’s total annual operating expenses to:

	Total Operating Expense
	Initial Class	Service Class
All Cap Fund	0.90%	1.15%
Investment Grade Bond Fund	0.75%	1.00%
Money Market Fund	0.50%	0.75%
Real Estate Fund	1.10%	1.35%
Davis Venture Value Fund	0.90%	1.15%
Oppenheimer Main Street Small Cap Fund	1.00%	1.25%
FI Large Cap Growth Fund	—	1.06%
Blue Chip Mid Cap Fund	1.00%	—

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

For the year ended December 31, 2006, the Adviser waived all or part of its advisory fee and reimbursed certain operating expenses in the following amounts:

	Advisory Fees Waived	Expenses Reimbursed
All Cap Fund	$63,998	$75,988
Investment Grade Bond Fund	$166,746	$—
Money Market Fund	$319,692	$—
Real Estate Fund	$170,744	$—
Davis Venture Value Fund	$145,668	$—
Oppenheimer Main Street Small Cap Fund	$374,226	$—
FI Large Cap Growth Fund	$15,469	$70,747
Blue Chip Mid Cap Fund	$134,534	$—

To the extent that a Fund’s gross expenses fall below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years. For the two year period ended December 31, 2006 the aggregate amount of expenses waived or reimbursed for the Trust is $2,664,205.

Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the “Plan”), pursuant to which distribution and service fees are paid to Clarendon Insurance Agency, Inc. (“Clarendon”), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). The fees of the Trust payable to Clarendon pursuant of the Plan are accrued daily at a rate with respect to each fund which may not exceed 0.25% of the fund’s average daily net assets attributable to Service Class shares regardless of the level of expenses actually incurred by Clarendon and others.

Trustees’ Compensation

Trustees’ fees are paid by the Trust to each independent trustee of the Trust. The aggregate remuneration paid by the Funds to the independent trustees for the year ended December 31, 2006 was $116,250. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life-US Ops Holdco or Sun Life Financial, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life- US Ops Holdco or Sun Life Financial. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life -US Ops Holdco or Sun Life Financial.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

NOTE D — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 2006 were as follows:

	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
All Cap Fund	$14,902,478	$85,757	$11,884,416	$62,751
Investment Grade Bond Fund	$27,455,052	$2,191,777	$27,959,234	$2,053,145
Real Estate Fund	$95,666,814	$—	$79,476,824	$—
Davis Venture Value Fund	$9,925,402	$—	$8,678,787	$—
Oppenheimer Main Street Small
Cap Fund	$179,293,803	$1,007,458	$177,950,780	$476,508
FI Large Cap Growth Fund	$7,053,497	$—	$3,389,991	$—
Blue Chip Mid Cap Fund	$77,197,983	$—	$85,036,212	$—

Purchases and sales, including maturities, of short-term securities, by the Money Market Fund for the year ended December 31, 2006 were $1,024,883,097 and $1,015,960,101, respectively.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 2006 were as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
All Cap Fund	$9,990,739	$1,489,631	$(42,735)	$1,446,896
Investment Grade Bond Fund	$56,414,595	$804,172	$(1,110,303)	$(306,131)
Money Market Fund	$121,370,087	$—	$—	$—
Real Estate Fund	$167,314,725	$61,593,738	$(1,237,916)	$60,355,822
Davis Venture Value Fund	$42,961,616	$18,951,227	$(405,836)	$18,545,391
Oppenheimer Main Street Small Cap Fund	$79,232,009	$9,794,349	$(2,410,161)	$7,384,188
FI Large Cap Growth Fund	$3,879,130	$208,157	$(97,380)	$110,777
Blue Chip Mid Cap Fund	$81,787,935	$14,509,229	$(1,581,388)	$12,927,841

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

NOTE E — SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class		Service Class
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006*	2005
ALL CAP FUND (shares)
Shares sold	118,106	49,211	291,221	84,800
Shares issued as reinvestment of distributions	8,010	81,630	5,340	21,088
Shares redeemed	(151,864)	(170,355)	(29,413)	(44,334)

Net increase (decrease) in shares outstanding	(25,748)	(39,514)	267,148	61,554
Beginning of period	525,677	565,191	148,887	87,333

End of period	499,929	525,677	416,035	148,887

ALL CAP FUND ($)
Net proceeds from sales	$1,362,456	$586,192	$3,369,392	$1,027,597
Net proceeds on reinvestment of distributions	99,395	877,754	67,920	230,966
Shares redeemed	(1,731,074)	(2,016,273)	(337,138)	(536,584)

Net increase (decrease) in net assets	$(269,223)	$(552,327)	$3,100,174	$721,979

INVESTMENT GRADE BOND FUND (shares)
Shares sold	312,524	558,468	672,490	357,040
Shares issued as reinvestment of distributions	308,883	318,714	43,127	12,232
Shares redeemed	(1,440,306)	(1,071,233)	(115,008)	(69,620)

Net increase (decrease) in shares outstanding	(818,899)	(194,051)	600,609	299,652
Beginning of period	5,516,405	5,710,456	368,939	69,287

End of period	4,697,506	5,516,405	969,548	368,939

INVESTMENT GRADE BOND FUND ($)
Net proceeds from sales	$2,997,840	$5,546,130	$6,507,406	$3,561,960
Net proceeds on reinvestment of distributions	2,959,719	3,160,886	416,229	121,704
Shares redeemed	(13,834,855)	(10,638,528)	(1,118,280)	(688,109)

Net increase (decrease) in net assets	$(7,877,296)	$(1,931,512)	$5,805,355	$2,995,555

MONEY MARKET FUND (shares)
Shares sold	72,037,441	45,515,313	766,564	531,075
Shares issued as reinvestment of distributions	5,303,933	3,175,767	39,082	6,229
Shares redeemed	(67,607,254)	(59,659,773)	(40,302)	(28,264)

Net increase (decrease) in shares outstanding	9,734,120	(10,968,693)	765,344	509,040
Beginning of period	110,431,427	121,400,120	509,040	—

End of period	120,165,547	110,431,427	1,274,384	509,040

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class		Service Class
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006*	2005
MONEY MARKET FUND ($)
Net proceeds from sales	$72,037,441	$45,515,313	$766,564		$531,075
Net proceeds on reinvestment of distributions	5,303,933	3,175,767	39,082		6,229
Shares redeemed	(67,607,254)	(59,659,773)	(40,302)		(28,264)

Net increase (decrease) in net assets	$9,734,120	$(10,968,693)	$765,344		$509,040

REAL ESTATE FUND (shares)
Shares sold	457,882	593,691	1,867,500		1,396,652
Shares issued as reinvestment of distributions	305,914	566,245	190,683		179,936
Shares redeemed	(1,442,794)	(935,247)	(523,611)		(124,365)

Net increase (decrease) in shares outstanding	(678,998)	224,689	1,534,572		1,452,223
Beginning of period	5,605,453	5,380,764	2,542,217		1,089,994

End of period	4,926,455	5,605,453	4,076,789		2,542,217

REAL ESTATE FUND ($)
Net proceeds from sales	$9,826,458	$10,760,213	$43,612,508		$27,253,180
Net proceeds on reinvestment of distributions	6,803,531	10,526,491	4,526,819		3,557,327
Shares redeemed	(31,613,485)	(17,472,633)	(12,489,201)		(2,582,479)

Net increase (decrease) in net assets	$(14,983,496)	$3,814,071	$35,650,126		$28,228,028

DAVIS VENTURE VALUE FUND (shares)
Shares sold	723,156	513,729	2,070		—
Shares issued as reinvestment of distributions	33,460	34,010	15		—
Shares redeemed	(779,404)	(698,669)	—		—

Net increase (decrease) in shares outstanding	(22,788)	(150,930)	2,085		—
Beginning of period	4,688,656	4,839,586	—		—

End of period	4,665,868	4,688,656	2,085

DAVIS VENTURE VALUE FUND ($)
Net proceeds from sales	$8,798,372	$5,492,029	$25,000		$—
Net proceeds on reinvestment of distributions	404,193	375,813	184		—
Shares redeemed	(9,392,552)	(7,610,726)	—		—

Net increase (decrease) in net assets	$(189,987)	$(1,742,884)	$25,184	$

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class		Service Class
	Year Ended December 31,		Year Ended December 31, 2006*
	2006	2005
OPPENHEIMER MAIN STREET SMALL CAP FUND (shares)
Shares sold	557,694	456,798	1,607
Shares issued as reinvestment of distributions	245,236	859,679	69
Shares redeemed	(1,300,786)	(862,382)	—

Net increase (decrease) in shares outstanding	(497,856)	454,095	1,676
Beginning of period	6,306,067	5,851,972	—

End of period	5,808,211	6,306,067	1,676

OPPENHEIMER MAIN STREET SMALL CAP FUND ($)
Net proceeds from sales	$7,942,521	$6,420,151	$25,000
Net proceeds on reinvestment of distributions	3,408,768	11,416,531	959
Shares redeemed	(19,090,076)	(11,931,548)	—

Net increase (decrease) in net assets	$(7,738,787)	$5,905,134	$25,959

FI LARGE CAP GROWTH FUND (shares)
Shares sold	—	—	386,310
Shares issued as reinvestment of distributions	—	—	—
Shares redeemed	—	—	(4,441)

Net increase in shares outstanding	—	—	381,869
Beginning of period	—	—	—

End of period	—	—	381,869

FI LARGE CAP GROWTH FUND ($)
Net proceeds from sales	$—	$—	$3,814,139
Net proceeds on reinvestment of distributions	—	—	—
Shares redeemed	—	—	(42,731)

Net increase in net assets	$—	$—	$3,771,408

BLUE CHIP MID CAP FUND (shares)
Shares sold	413,951	280,289
Shares issued as reinvestment of distributions	879,952	121,800
Shares redeemed	(930,785)	(737,379)

Net increase (decrease) in shares outstanding	363,118	(335,290)
Beginning of period	4,607,235	4,942,525

End of period	4,970,353	4,607,235

BLUE CHIP MID CAP FUND ($)
Net proceeds from sales	$8,457,476	$5,212,236
Net proceeds on reinvestment of distributions	15,575,148	2,348,310
Shares redeemed	(18,860,690)	(13,847,670)

Net increase (decrease) in net assets	$5,171,934	$(6,287,124)

*	Service Class Shares for the Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund and FI Large Cap Growth Fund commenced on May 1, 2006 and share activity presented is for the period May 1, 2006 to December 31, 2006.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

NOTE F — LINE OF CREDIT

The Trust has entered into a $15 million committed unsecured revolving line of credit (the “Agreement”) primarily for temporary or emergency purposes. The Money Market Fund is not a party to this agreement.

Interest is charged to each Fund based on its borrowings at a rate equal to the overnight federal funds rate plus 0.50% per annum. In addition, a commitment fee on the daily unused portion of the $15 million committed line is allocated among the participating funds at the end of each calendar quarter. During the year ended December 31, 2006 the following Funds had borrowings and commitment fees under this Agreement as follows:

	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fees Paid
All Cap Fund	$—	$—	—%	$267
Investment Grade Bond Fund	—	—	—	1,698
Real Estate Fund	1,986,000	72,343	5.214	5,626
Davis Venture Value Fund	265,000	3,206	5.800	1,718
Oppenheimer Main Street Small Cap Fund	1,396,000	54,236	5.416	2,738
FI Large Cap Growth Fund	—	—	—	45
Blue Chip Mid Cap Fund	507,000	6,297	4.753	2,989

NOTE G — INDEMNIFICATION

Under the Trust’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund (formerly Value Small Cap Fund), SC Blue Chip Mid Cap Fund and SC FI Large Cap Growth Fund (each a portfolio of Sun Capital Advisers Trust, the “Trust”) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund (formerly Value Small Cap Fund), SC Blue Chip Mid Cap Fund and SC FI Large Cap Growth Fund as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2007

OTHER INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling 1-800-432-1102 x 1687 and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (i) on the SEC’s website at www.sec.gov; and (ii) available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling 800-SEC-0330.

TAX INFORMATION

For the year ended December 31, 2006, the following Funds paid distributions which were designated as long-term capital gains dividends:

Amount
All Cap Fund	$1,910
Investment Grade Bond Fund	455,656
Real Estate Fund	6,377,583
Oppenheimer Main Street Small Cap Fund	2,808,438
Blue Chip Mid Cap Fund	13,008,689

For federal tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2006:

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
All Cap Fund	99.24%
Investment Grade Bond Fund	—
Money Market Fund	—
Real Estate Fund	15.44%
Davis Venture Value Fund	100.00%
Oppenheimer Main Street Small Cap Fund	52.92%
FI Large Cap Growth Fund	—
Blue Chip Mid Cap Fund	25.68%

ADVISORY CONTRACT RENEWAL

Factors Considered by the Independent Trustees in Approving the Investment Advisory Agreement.

The 1940 Act requires that each fund's investment advisory agreement and, as applicable, subadvisory agreement, be approved annually both by the board of trustees and also by a majority of the independent trustees voting separately. In November 2006, the Board, all but one member of which is independent of the adviser and each subadviser, unanimously approved the continuation of each of the investment advisory and subadvisory agreements listed below (each an “investment advisory agreement” and collectively the “investment advisory agreements”).

OTHER INFORMATION (Unaudited) (Continued)

The independent trustees engaged in a thorough review of the investment advisory agreements, after which they determined to approve the continuation of each investment advisory agreement for an additional twelve month period. The trustees reviewed a wide range of materials furnished by the adviser and, as applicable, each subadviser, prior to reaching these decisions. The independent trustees were advised by, and held private meetings with, their independent legal counsel in connection with the review of the investment advisory agreements, and requested and received additional information regarding the adviser and each subadviser. In deciding to approve the continuation of each investment advisory agreement, the trustees considered information about the following, among other things:

•

the adviser’s and each subadviser’s personnel (including particularly those personnel with responsibilities for providing services to the funds), resources, policies and investment processes — in this regard, in addition to meeting with representatives of the adviser and each subadviser, the independent trustees also considered, among other things, the adviser’s representation that it was satisfied with the resources committed to the funds by each subadviser and its recommendation that each subadvisory agreement be continued;

•

the nature, scope and quality of the services that the adviser and each subadviser could provide to the funds — in this regard, the independent trustees considered, among other things, that the types of services to be provided under the investment advisory agreements were comparable to those typically found in agreements of such type;

•

the investment performance of each fund and its investment adviser, both absolute and relative to various benchmarks and industry peer groups — in this regard, the independent trustees noted the disappointing investment performance of the SC Value Small Cap Fund in past years, and observed that the Board had approved a change in subadviser to that Fund effective in early 2006 (this Fund was renamed the Oppenheimer Main Street Small Cap Fund at that time in conjunction with the appointment of OppenheimerFunds, Inc. as the Fund's new subadviser);

•

the costs of the services to, and profits realized by, the adviser and its affiliates from their relationship with each fund — in this regard, the independent trustees observed that the adviser was operating several funds at a net loss (suggesting that the adviser had assumed considerable economic risk in contracting with the funds), and had committed to extend previously existing total operating expense caps applicable to each fund through at least April 30, 2008, including the reduced total operating expense caps applicable to the Sun Capital Money Market Fund and the Sun Capital Real Estate Fund that first took effect in 2005; in analyzing the adviser’s and its affiliates’ costs and profits, the trustees also reviewed the fees paid to and services provided by the adviser and its affiliates to the fund for non-advisory services, including distribution (including fees paid pursuant to Rule 12b-1 plans); the board concluded that each fund's investment advisory fee schedule represented reasonable compensation in light of, among other factors, the costs incurred by the adviser and its affiliates in providing services to the funds;

•

the extent to which economies of scale would be realized as the funds grow — in this regard, the independent trustees observed that the advisory fees charged to the SC Davis Venture Value Fund, the SC Blue Chip Mid Cap Fund and the Oppenheimer Main Street Small Cap Fund contain breakpoints and, accordingly, reflect the potential to share economies of scale, and that the adviser committed to revisit with the Board the possibility of adding breakpoints for each other fund to the extent any such fund’s assets under management increase to more substantial, scaleable levels in the future; based on these factors, among others, the Board concluded that each fund's fee schedule represents an appropriate sharing between fund shareholders and the adviser of such economies of scale as may exist in the management of each fund at current asset levels;

•

the advisory and subadvisory fee rates paid to the adviser and each subadviser for the funds relative to those payable for similar funds advised by such firms and other firms, and relative to those payable by institutional accounts advised or subadvised by such firms; in this regard, the board gave a lesser weight to fees paid by

OTHER INFORMATION (Unaudited) (Continued)

similar institutional accounts advised or subadvised by such firms in light of material differences in the scope of services provided to mutual funds as opposed to institutional accounts; taking into account the foregoing, the Board concluded that the fee schedule in effect for each fund represented reasonable compensation in light of the nature, extent and quality of the investment services being provided to each fund;

•

the practices of the adviser and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the funds, and the brokers’ and dealers’ provision of brokerage and research services to the adviser and each subadviser; and

•

the adviser’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures; in this regard, the independent trustees considered the significant attention and resources dedicated by the adviser to documenting and enhancing its compliance processes in recent years.

In conducting their review, the independent trustees received and considered information prepared by Lipper Inc. relating to each fund’s performance, advisory fees and total expenses relative to appropriate peer groups and universes.

In addition to considering all of the foregoing in connection with the independent trustees’ annual contract review, the independent trustees also receive and consider information bearing on the investment advisory agreements throughout the year in connection with their regular quarterly meetings. This includes information relating to the investment performance of each fund and its investment adviser, brokerage reports and reports regarding any compliance-related developments.

After due consideration of these and other factors that they considered relevant, the trustees, including the independent trustees, unanimously determined to approve the continuation of each investment advisory agreement, and concluded that the continuation of such agreements was in the best interests of each fund's shareholders.

In reaching this conclusion, the board did not give particular weight to any single factor noted above. The board considered these factors over the course of several meetings, each of which included an executive session with only the independent trustees and their counsel present. It is possible that individual trustees may have weighted these factors differently in reaching their individual decisions to approve the continuation of the investment advisory agreements.

Investment Advisory Agreements Approved in November 2006

Investment advisory agreements:

Sun Capital Investment Grade Bond Fund

Sun Capital Money Market Fund

Sun Capital Real Estate Fund

Sun Capital All Cap Fund

SC Oppenheimer Main Street Small Cap Fund

SC Davis Venture Value Fund

SC Blue Chip Mid Cap Fund

Sub-advisory agreements:

SC Davis Venture Value Fund

SC Blue Chip Mid Cap Fund

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Each fund’s business is managed by the trustees. Several of the funds’ trustees and officers are also directors and officers of Sun Life Assurance Company of Canada or the adviser. The table below provides more information about the funds’ trustees and officers.

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Michael P. Castellano 16 Sheldrake Lane Palm Beach Gardens, FL 33418 Year of birth: 1941	Trustee	Since February 2005	Retired	8	Director, Globe Tel Communications Corp. since 2006.

Anthony C. Paddock 350 Fifth Avenue, Suite 5513 New York, NY 10118 Year of birth: 1935	Trustee	Since October 1998	Managing Director, Empire Valuation Consultants, Inc., since 1996. President, AC Paddock & Associates (consulting), since 1996.	8

William N. Searcy, Jr. 4411 133rd St. Ct. NW Gig Harbor, WA 98332 Year of birth: 1946	Chairman and Trustee	Since October 1998	Private investor since 2003. Pension and savings trust officer, Sprint Corp., 1989-2003.	8	Trustee, Scudder Funds (New York) Board (88 mutual funds) since 1993

James M.A. Anderson* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1949	President, Chief Executive Officer and Trustee	Trustee since October 1998	Executive Vice President and Chief Investment Officer, Sun Life Financial, since 2005, previously chief investment officer, Sun Capital Advisers LLC, 2000-2005 and vice president, Sun Life Financial, 1995 - 2005.	8	Director, Sun Capital Advisers LLC since 1998, Director, Sun Life of Canada (U.S.) SPE 97-I, Inc. since 2003, Director, Crosspointe Shops I LLC since 2004, Director, Crosspointe Shops II LLC, since 2004

James F. Alban* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1962	Chief Financial Officer and Treasurer	Since October 1998	Senior vice president and Chief Financial Officer, Sun Capital Advisers LLC, since 2000. Assistant vice president, Sun Life Financial since 1998.	N/A	N/A

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Joseph L. Ciardi* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1967	Chief Compliance Officer	Since May 2006	Chief Compliance Officer, Sun Capital Advisers LLC, since 2006. Assistant vice president, Sun Life Financial, since 2006. Deputy Chief Compliance Officer, Canaccord Adams Inc., 1996-2006	N/A	N/A

Maura A. Murphy, Esq.* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1960	Secretary	Since October 1998	Senior vice president and chief counsel, Sun Capital Advisers LLC, since 2000 and secretary since 1998. Senior counsel at Sun Life Financial since 1998.	N/A	N/A

Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Anthony C. Paddock, Trustee

William N. Searcy, Jr., Chairman, Trustee

James M.A. Anderson, President, CEO and Trustee

James F. Alban, Treasurer and CFO

Joseph L. Ciardi, Chief Compliance Officer

Maura A. Murphy, Secretary

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

1 Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to registrant’s principal executive officer and principal financial officer. This code of ethics is available without charge, upon request, by calling 1-800-432-1102 x1687. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one financial expert, Michael P. Castellano, serving on its Audit Committee. Mr. Castellano is considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered to the registrant for the last two fiscal years by the registrant’s principal accountant were as follows:

(a) Audit Fees: Includes amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

FY 2006	FY 2005
$230,085	$192,000

(b) Audit-related Fees:

FY 2006	FY 2005
None	None

(c) Tax Fees: Includes amounts related to tax compliance, tax planning and tax advice.

FY 2006	FY 2005
$25,250	$22,585

(d) All Other Fees: Includes amounts related to non-audit services provided to the registrant by the registrant’s principal accountant.

FY 2006	FY 2005
$98,250	None

(e)(1) The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval.

The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Audit Committee. The Audit Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy. In determining whether to approve services, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

(e)(2) No services included in this Item 4 (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) During the registrant’s fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, the registrant’s investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $98,250 and $0, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11. Controls and Procedures.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics as required by Form N-CSR Item 2 is filed herewith.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President

Date: February 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President
(Chief Executive Officer)

Date: February 15, 2007

By (Signature and Title)*	/s/ JAMES F. ALBAN
James F. Alban, Treasurer
(Chief Financial Officer)

Date: February 15, 2007

*	Print name and title of each signing officer under his or her signature.